                                    GMO TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                    June 30, 2004, as revised May 5, 2005

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2004, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES AND POLICIES....................................      1

FUND INVESTMENTS......................................................      1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS............................      4

TRACKING ERROR........................................................     36

USES OF DERIVATIVES...................................................     36

INVESTMENT RESTRICTIONS...............................................     46

DETERMINATION OF NET ASSET VALUE......................................     50

DISTRIBUTIONS.........................................................     51

TAXES.................................................................     51

PERFORMANCE OBJECTIVES................................................     59

MANAGEMENT OF THE TRUST...............................................     60

INVESTMENT ADVISORY AND OTHER SERVICES................................     70

PORTFOLIO TRANSACTIONS................................................     79

PROXY VOTING POLICIES AND PROCEDURES..................................     82

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES......................     82

MULTIPLE CLASSES......................................................     86

VOTING RIGHTS.........................................................     86

SHAREHOLDER AND TRUSTEE LIABILITY.....................................     86

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES..................     87

OTHER MATTERS........................................................     119

FINANCIAL STATEMENTS.................................................     119

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

APPENDIX D -- SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                                               Securities
                                                                                               of Foreign     Securities
                                                                                                 Issuers     of Emerging
                                             Domestic                             Securities   (Traded on       Market
                                              Equity      Preferred  Convertible  of Foreign      U.S.       Issuers  or  Depository
                                           Securities(1)    Stocks   Securities   Issuers(2)  Exchanges)(2)  Countries(2)  Receipts
                                           -------------  ---------  -----------  ----------  -------------  ------------ ----------
U.S. EQUITY FUNDS
U.S. Core Fund                                  X                         X                         X                           X
Tobacco-Free Core Fund                          X                         X                         X                           X
U.S. Quality Equity Fund                        X             X           X                         X                           X
Value Fund                                      X             X           X            X            X                           X
Intrinsic Value Fund                            X                         X                         X                           X
Growth Fund                                     X                         X                         X                           X
Small Cap Value Fund                            X             X           X                         X                           X
Small Cap Growth Fund                           X             X           X                         X                           X
Real Estate Fund                                X             X                        X            X                           X
Tax-Managed U.S. Equities Fund                  X             X           X            X            X                           X
Tax-Managed Small Companies Fund                X             X           X            X            X                           X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund           X             X           X            X            X                           X
International Intrinsic Value Fund              X             X           X            X            X             X             X
International Growth Fund                       X             X           X            X            X             X             X
Currency Hedged International Equity Fund       X             X           X            X            X             X             X
Foreign Fund                                    X             X           X            X            X             X             X
Foreign Small Companies Fund                    X             X           X            X            X             X             X
International Small Companies Fund              X             X           X            X            X             X             X
Emerging Markets Fund                           X             X           X            X            X             X             X
Emerging Countries Fund                         X             X           X            X            X             X             X
Emerging Markets Quality Fund                   X             X           X            X            X             X             X
Tax-Managed International Equities Fund         X             X           X            X            X             X             X
FIXED INCOME FUNDS
Domestic Bond Fund                              X             X           X            X            X                           X
Core Plus Bond Fund                             X             X           X            X            X             X             X
International Bond Fund                         X             X           X            X            X             X             X
Currency Hedged International Bond Fund         X             X           X            X            X             X             X
Global Bond Fund                                X             X           X            X            X             X             X
Emerging Country Debt Fund                      X             X           X            X            X             X             X
Emerging Country Debt Share Fund                X             X           X            X            X             X             X
Short-Duration Investment Fund                                                         X
Alpha Only Fund                                 X             X           X            X            X             X             X
Inflation Indexed Bond Fund                     X             X           X            X            X                           X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund
International Equity Allocation Fund
Global Balanced Asset Allocation Fund
Global (U.S.+) Equity Allocation Fund
U.S. Sector Fund                                X                         X                         X                           X


                                                       Futures
                                            Illiquid     and             Swap     Repurchase
                                           Securities  Options  REITs  Contracts  Agreements
                                           ----------  -------  -----  ---------  ----------
U.S. EQUITY FUNDS
U.S. Core Fund                                  X         X       X        X          X
Tobacco-Free Core Fund                          X         X       X        X          X
U.S. Quality Equity Fund                        X         X       X        X          X
Value Fund                                      X         X       X        X          X
Intrinsic Value Fund                            X         X       X        X          X
Growth Fund                                     X         X       X        X          X
Small Cap Value Fund                            X         X       X        X          X
Small Cap Growth Fund                           X         X       X        X          X
Real Estate Fund                                X         X       X        X          X
Tax-Managed U.S. Equities Fund                  X         X       X        X          X
Tax-Managed Small Companies Fund                X         X       X        X          X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund           X         X       X        X          X
International Intrinsic Value Fund              X         X       X        X          X
International Growth Fund                       X         X       X        X          X
Currency Hedged International Equity Fund       X         X       X        X          X
Foreign Fund                                    X         X                X          X
Foreign Small Companies Fund                    X         X       X        X          X
International Small Companies Fund              X         X       X        X          X
Emerging Markets Fund                           X         X                X          X
Emerging Countries Fund                         X         X                X          X
Emerging Markets Quality Fund                   X         X                X          X
Tax-Managed International Equities Fund         X         X       X        X          X
FIXED INCOME FUNDS
Domestic Bond Fund                              X         X                X          X
Core Plus Bond Fund                             X         X                X          X
International Bond Fund                         X         X                X          X
Currency Hedged International Bond Fund         X         X                X          X
Global Bond Fund                                X         X                X          X
Emerging Country Debt Fund                      X         X                X          X
Emerging Country Debt Share Fund                X         X                X          X
Short-Duration Investment Fund                            X                X          X
Alpha Only Fund                                 X         X       X        X          X
Inflation Indexed Bond Fund                     X         X                X          X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund                                                        X
International Equity Allocation Fund                                                  X
Global Balanced Asset Allocation Fund                                                 X
Global (U.S.+) Equity Allocation Fund                                                 X
U.S. Sector Fund                                X         X       X        X          X

                                                                               Cash
                                                                    Shares      and
                                                                   of Other    Other
                                            Reverse                  GMO        High
                                           Repurchase  Investment   Trust     Quality
                                           Agreements  Companies   Funds(3)  Investments
                                           ----------  ----------  --------  -----------
U.S. EQUITY FUNDS
U.S. Core Fund                                             X                      X
Tobacco-Free Core Fund                                     X                      X
U.S. Quality Equity Fund                                   X                      X
Value Fund                                                 X                      X
Intrinsic Value Fund                                       X                      X
Growth Fund                                                X                      X
Small Cap Value Fund                                       X                      X
Small Cap Growth Fund                                      X                      X
Real Estate Fund                                X          X                      X
Tax-Managed U.S. Equities Fund                             X                      X
Tax-Managed Small Companies Fund                           X                      X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund                      X                      X
International Intrinsic Value Fund                         X                      X
International Growth Fund                                  X                      X
Currency Hedged International Equity Fund                  X           X          X
Foreign Fund                                               X                      X
Foreign Small Companies Fund                               X                      X
International Small Companies Fund                         X                      X
Emerging Markets Fund                                      X           X          X
Emerging Countries Fund                                    X           X          X
Emerging Markets Quality Fund                              X           X          X
Tax-Managed International Equities Fund                    X                      X
FIXED INCOME FUNDS
Domestic Bond Fund                              X          X           X          X
Core Plus Bond Fund                             X          X           X          X
International Bond Fund                         X          X           X          X
Currency Hedged International Bond Fund         X          X           X          X
Global Bond Fund                                X          X           X          X
Emerging Country Debt Fund                      X          X           X          X
Emerging Country Debt Share Fund                X          X           X          X
Short-Duration Investment Fund                             X           X          X
Alpha Only Fund                                            X           X          X
Inflation Indexed Bond Fund                     X          X           X          X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund                             X           X          X
International Equity Allocation Fund                       X           X          X
Global Balanced Asset Allocation Fund                      X           X          X
Global (U.S.+) Equity Allocation Fund                      X           X          X
U.S. Sector Fund                                           X           X          X

(1) For more information, see, among other sections, "Description of Principal Risks - Market Risk - Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Description of Principal Risks - Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments - Certain Risks of Foreign Investments" herein.

(3) For more information, see, among other things, "Descriptions and Risks of Fund Investments - Investments in Other Investment Companies" herein.

                                             Long
                                             and
                                            Medium    Short-                                              Firm
                                             Term      term                      Asset-                Commitments
                                           Corporat  Corporate                    and                     and
                                              &         and                     Mortgage-  Adjustable     When-       Dollar
                                            Gov't    Government  Brady  Euron    Backed       Rate       Issued        Roll
                                           Bonds(4)   Bonds(4)   Bonds  Bonds  Securities  Securities  Securities   Agreements
                                           --------  ----------  -----  -----  ----------  ----------  -----------  ----------
U.S. EQUITY FUNDS
U.S. Core Fund                                 X          X
Tobacco-Free Core Fund                         X          X
U.S. Quality Equity Fund                       X          X
Value Fund
Intrinsic Value Fund                           X          X
Growth Fund                                    X          X
Small Cap Value Fund                           X          X
Small Cap Growth Fund                          X          X
Real Estate Fund                                                                    X           X           X            X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund          X          X
International Intrinsic Value Fund             X          X
International Growth Fund                      X          X
Currency Hedged International Equity Fund      X          X
Foreign Fund                                   X          X
Foreign Small Companies Fund                   X          X
International Small Companies Fund             X          X
Emerging Markets Fund                          X          X
Emerging Countries Fund                        X          X
Emerging Markets Quality Fund                  X          X
Tax-Managed International Equities Fund        X          X
FIXED INCOME FUNDS
Domestic Bond Fund                             X          X                         X           X           X            X
Core Plus Bond Fund                            X          X        X      X         X           X           X
International Bond Fund                        X          X        X      X         X           X           X
Currency Hedged International Bond Fund        X          X        X      X         X           X           X
Global Bond Fund                               X          X        X      X         X           X           X            X
Emerging Country Debt Fund                     X          X        X      X         X                       X
Emerging Country Debt Share Fund               X          X        X      X         X                       X
Short-Duration Investment Fund                 X          X                         X           X           X
Alpha Only Fund                                X          X               X
Inflation Indexed Bond Fund                    X                          X         X           X           X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund
International Equity Allocation Fund
Global Balanced Asset Allocation Fund
Global (U.S.+) Equity Allocation Fund
U.S. Sector Fund

                                      Loans,
                                       Loan                       Below
                                     Partici-      Foreign     Investment     Zero                             Warrants
                                    pations or     Currency      Grades      Coupon     Indexed    Structured    and
                                    Assignments  Transactions  Securities  Securities  Securities     Notes     Rights   Commodities
                                    -----------  ------------  ----------  ----------  ----------  ----------  --------  -----------
U.S. EQUITY FUNDS
U.S. Core Fund                                                                                                     X
Tobacco-Free Core Fund                                                                                             X
U.S. Quality Equity Fund                                                                                           X
Value Fund                                                                                                         X
Intrinsic Value Fund                                                                                               X
Growth Fund                                                                                                        X
Small Cap Value Fund                                                                                               X
Small Cap Growth Fund                                                                                              X
Real Estate Fund                                                   X            X           X                      X
Tax-Managed U.S. Equities Fund                                                                                     X
Tax-Managed Small Companies Fund                                                                                   X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity
 Fund                                                  X                                                           X
International Intrinsic Value Fund                     X                                                           X
International Growth Fund                              X                                                           X
Currency Hedged International
 Equity Fund                                           X                                                           X
Foreign Fund                                           X           X                                               X
Foreign Small Companies Fund                           X                                                           X
International Small Companies Fund                     X                                                           X
Emerging Markets Fund                                  X                                    X           X          X
Emerging Countries Fund                                X                                    X           X          X
Emerging Markets Quality Fund                          X                                    X           X          X
Tax-Managed International Equities
 Fund                                                  X                                                           X
FIXED INCOME FUNDS
Domestic Bond Fund                        X                        X            X           X           X          X
Core Plus Bond Fund                       X            X           X            X           X           X          X
International Bond Fund                   X            X           X            X           X           X          X
Currency Hedged International Bond
 Fund                                     X            X           X            X           X           X          X
Global Bond Fund                          X            X           X            X           X           X          X
Emerging Country Debt Fund                X            X           X            X           X           X          X
Emerging Country Debt Share Fund          X            X           X            X           X           X          X
Short-Duration Investment Fund                                     X                        X                      X
Alpha Only Fund                                        X                                                           X
Inflation Indexed Bond Fund               X            X           X            X           X                      X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund                                                                                                X
International Equity Allocation
 Fund                                                                                                                         X
Global Balanced Asset Allocation
 Fund                                                                                                                         X
Global (U.S.+) Equity Allocation
 Fund                                                                                                                         X
U.S. Sector Fund                                                                                                   X          X

4 For more information, see, among other sections, "Description of Principal Risks - Market Risk - Fixed Income Securities" in the Prospectus and "Descriptions and Risks of Fund Investments - Debt and Other Fixed Income Securities" and " - U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Asset Allocation Funds (as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus) should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will generally therefore be subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds, except that the after-tax impact of portfolio turnover is considered when making investment decisions for Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund and Tax-Managed International Equities Fund (collectively, the "Tax-Managed Funds"). The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in high portfolio turnover. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, certain Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. See "Investment Restrictions" below for a discussion of the diversified Funds' fundamental policy regarding diversification of their assets.

As stated in the Prospectus, certain Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund.

However, all Funds, whether diversified or non-diversified, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market, and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments in such countries or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

While the foregoing risks are applicable to any Fund investing in Asia, they are particularly pronounced for the Emerging Markets Quality Fund, which invests primarily in this region.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal, and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they are particularly pronounced for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Emerging Countries Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, International Intrinsic Value Fund, Tax-Managed International Equities Fund, Emerging Country Debt Fund, Core Plus Bond Fund, and Alpha Only Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the preceding sections. However, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING

All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously collateralized by cash or liquid securities at least equal at all times to the market value of the securities lent. Those loans also may be collateralized by shares of other investment companies. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that is expected to be only a portion of the earnings on the collateral. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to such income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock, tending to increase as the market value of the underlying stock rises, and tending to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise of the warrant or right, a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described in "Futures and Options" below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

The Emerging Markets Fund and Emerging Countries Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty will be willing to repurchase the warrant when a Fund wishes to sell the security.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives" below. The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Funds, the Manager, and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser, and, if negative, is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law. Funds permitted to invest in commodities and commodity-linked derivative instruments may make investments in commodity futures contracts.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities. In addition, the Asset Allocation Funds may make investments through which they gain exposure to interest rate futures.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, a Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of a currency in which the securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate, and stock price movements within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or such rates move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by a Fund, the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If a Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures, and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors, and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors, and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. Certain Fixed Income Funds that invest a portion of their assets in emerging market debt or domestic corporate debt (in particular, Core Plus Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund)) may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments may also be used to create direct or synthetic short or long exposure to certain sovereign debt securities or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.

In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. Therefore, with credit default swaps, Funds may pay the premium referenced above and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default (or similar events).

COMMODITIES SWAP CONTRACTS. Commodity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options, and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher (by Standard & Poor's or by Moody's Investors Service, Inc. ("Moody's") or if the counterparty had comparable credit, as determined by the Manager) at the time of entering into such transactions. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. The credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars, and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. These Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. A Fund may be less sensitive to interest rate changes because it invests primarily in fixed income securities with floating interest rates and related interest rate derivatives. However, fixed income securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund's net asset value. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund as a result of its investments in such securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States Government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, a Fund may seek to minimize credit risk with respect to such investments. The Short-Duration Investment Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, maturity, and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies, or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are neither guaranteed nor insured by the U.S. Government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. Government, its agencies, or instrumentalities (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of mortgage-backed securities issued by the U.S. Government, its agencies, or instrumentalities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends on many factors, including the offering's deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO/PO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). A Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the residual or "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Below Investment Grade Securities"). Below Investment Grade Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Below Investment Grade Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Below Investment Grade Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Below Investment Grade Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult, and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B -- "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of

Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), they may also pay principal and interest in other currencies. Euro bonds are subject to the same risks that pertain to domestic issues.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of certain bonds (e.g.,U.S. Treasury inflation indexed bonds), even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. A Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under certain legal theories of lender liability, a Fund potentially may be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities, or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

COMMODITIES

Certain Funds may make investments in commodities, which include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). In most cases, Funds will gain exposure to commodities through commodity-linked derivative instruments (discussed below) rather than direct investments in commodities.

The values of commodities can be extremely volatile, and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. The value of commodities may also fluctuate directly with respect to real and perceived inflationary trends. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the prices of certain raw materials and the instability of supplies of other materials.

The production and marketing of commodities may be affected by actions of and changes in governments and various other political and economic developments, including political and economic instability in commodity-producing and -exporting countries. In addition, commodity-related industries throughout the world may be subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may have an adverse effect on the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many companies in commodity-related industries have been subject to production delays and significant costs associated with compliance with environmental and other safety regulations. Such regulations may also impair the development of new technologies. The direction, type, or effect of any future regulations affecting commodity-related industries cannot be predicted.

Exposure to commodities also may be achieved through investments in derivative instruments, the values of which are typically based on the value of a commodity, commodity index, currency, or other readily measurable economic variables dependent upon changes in the value of commodities or the commodities markets ("commodity-linked derivative instruments"). Commodity-linked derivative instruments, including swap agreements, commodity futures contracts, commodity index options, options on futures, and structured notes, provide exposure to the investment returns of the commodity markets without investing directly in commodities. The value of commodity-linked derivative instruments may fluctuate significantly because the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

COMMODITIES FUTURES. Certain Funds may have exposure to commodity futures contracts. A commodity futures contract is an agreement between two parties, in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. It is intended that commodity futures contracts will be closed out before the settlement date without the making or taking of delivery.

SPECIAL RISK FACTORS IN COMMODITY FUTURES TRANSACTIONS. There are several additional risks associated with transactions in commodity futures contracts.

Storage Costs. Unlike in the financial futures markets, in the commodity futures markets, there are costs of physical storage associated with purchasing an underlying commodity to a futures contract. The price of a commodity futures contract will reflect the storage costs of purchasing its underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs for any underlying commodities change while a Fund has an investment in futures contracts on those commodities, the value of the futures contracts may change proportionately.

Reinvestment Risk. As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. In the commodity futures markets, producers of an underlying commodity may decide to hedge the price risk of selling that commodity by selling futures contracts today in order to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side (the long side) of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected futures spot price. Conversely, if most hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements, and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles, or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is derived from and based upon the securities held by that investment company or UIT. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the net asset value of a basket of stocks. Certain ETFs have obtained an exemptive order from the Securities and Exchange Commission that allows mutual funds, like the Funds, to invest in them in excess of the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, subject to various conditions and undertakings.

Certain Funds may invest without limitation in GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and/or Emerging Country Debt Fund and have investments in GMO Special Purpose Holding Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund, GMO Special Purpose Holding Fund, and/or Emerging Country Debt Fund, but will indirectly bear a proportionate share of these Funds' operating fees and expenses.

TAX-SENSITIVE STRATEGIES

With respect to the Tax-Managed Funds, the Manager may control portfolio turnover in order to defer the realization and minimize the distribution of capital gains. In addition, the Manager may, when appropriate, sell securities in order to realize capital losses; such losses may be used at various times to offset realized capital gains, thus reducing net capital gain distributions. When making sales of specific securities, the Manager will consider strategies, such as selling securities with the highest cost basis, to minimize capital gains. No assurance can be given that the Manager will be successful in employing any or all of these strategies.

In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed. Shareholders receiving the redemption in kind also may incur additional gains or losses during the period between the date of redemption and the date the shareholder sells the distributed securities, and may incur brokerage charges on the sale of those securities.

                                 TRACKING ERROR

In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. U.S. Equity, International Equity, and Fixed Income Funds may use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each U.S. Equity and International Equity Fund, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B--"Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

                       USE OF DERIVATIVES BY EQUITY FUNDS

U.S. EQUITY FUNDS. Funds in this group include: U.S. Core Fund, Tobacco-Free Core Fund, U.S. Quality Equity Fund, Value Fund, Intrinsic Value Fund, Growth Fund, U.S. Sector Fund, Small Cap Growth Fund, Small Cap Value Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, and Tax-Managed Small Companies Fund.

Types of Derivatives Used by the U.S. Equity Funds

-    Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Currency Hedged International Equity Fund, International Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund, Emerging Markets Quality Fund, Foreign Fund, Foreign Small Companies Fund, and Tax-Managed International Equities Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

-    Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund and Foreign Small Companies
     Fund)

- Only Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Quality Fund may use structured or indexed notes

- Warrants and rights (including LEPOs, with respect to Emerging Markets Fund and Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts (excluding Foreign Fund and Foreign Small Companies
     Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the Currency Hedged International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' investments), and thus will sometimes have a net short position with respect to certain foreign currencies.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS

Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, Emerging Country Debt Fund, and Inflation Indexed Bond Fund. Derivatives policies for Alpha Only Fund are discussed separately below.

Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-    Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps, and contracts for differences

- Structured notes (excluding Short-Duration Investment Fund and Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options, and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling the projected tracking error relative to each Fund's benchmark.

A Fund may use derivative instruments (particularly long futures contracts, related options, and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.

Risk Management

A Fund may use options, futures, and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, a Fund uses such transactions as a precursor to actual sales and purchases.

Other Uses

A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit default swaps are used to protect Funds (primarily Emerging Country Debt Fund, other Fixed Income Funds that invest a portion of their assets in emerging market debt, and Core Plus Bond Fund) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such Funds are not otherwise exposed. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

ALPHA ONLY FUND

Alpha Only Fund uses the same types of derivatives as the International Equity Funds in seeking to deliver the hedged equity return described below. The Fund seeks total return consistent with minimal exposure to general equity market risk.

Hedged Equity Strategy

The Fund's assets are primarily invested in equity securities either directly or indirectly through investment in equity Funds of the Trust ("underlying Funds"). However, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities.

The Fund pursues its investment objective by investing substantially all of its assets in a combination of: (i) equity securities; (ii) shares of U.S. Equity Funds and International Equity Funds (including Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Quality Fund, which primarily make investments in emerging markets); (iii) derivative instruments intended to hedge the value of the Fund's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk; and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure.

To the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

Foreign Currency Derivative Transactions Used by the Alpha Only Fund

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Alpha Only Fund

Hedging

Traditional Hedging: The Fund may effect foreign currency transactions, generally short forward or futures contracts, to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. The Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) With respect to all Funds, except for the U.S. Quality Equity Fund and Benchmark-Free Allocation Fund, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the U.S. Quality Equity Fund, International Disciplined Equity Fund, International Growth Fund, and Benchmark-Free Allocation Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) With respect to GMO Emerging Countries Fund, GMO Growth Fund, GMO Short-Duration Investment Fund, and GMO Small Cap Growth Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Duration Investment Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund will invest more than 25% of its assets in real estate-related securities.

(9) With respect to all Funds except GMO Benchmark-Free Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO International Equity Allocation Fund, and GMO U.S. Sector Fund, purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.

     With respect to GMO Benchmark-Free Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO International Equity Allocation Fund, and GMO U.S. Sector Fund, purchase or sell commodities or commodities contracts, except that such Funds may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and option contracts).

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(12) With respect to each of the U.S. Core Fund, Tobacco-Free Core Fund, Small Cap Value Fund, International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S. +) Equity Allocation Fund, and Benchmark-Free Allocation Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) With respect to all Funds, except for the U.S. Quality Equity Fund and Benchmark-Free Allocation Fund, pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.

(7) With respect to the Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the "UCITS Regulations"), hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund's net assets.

Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

     1) Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

     2) Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in "small companies."

     3) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

     4) Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

     5) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and (ii) debt investments.

     6) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and
          (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the 2004 Act, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

Direct investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

An Asset Allocation Fund will not be able to offset gains realized by one underlying Fund in which such Asset Allocation Fund invests against losses realized by another underlying Fund in which such Asset Allocation Fund invests. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, and/or Emerging Country Debt Fund will not be able to offset losses realized by any of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a partial redemption of shares of an underlying Fund by the investing Fund could cause the investing Fund to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE OBJECTIVES

With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.

           FUND                                                     PERFORMANCE OBJECTIVE
--------------------------                             ------------------------------------------------
U.S. Core Fund                                         The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Intrinsic Value Fund                                   The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Growth Fund                                            The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Small Cap Value Fund                                   The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Small Cap Growth Fund                                  The Fund seeks to outperform its benchmark by 3%
                                                       per year over a complete market cycle.

Real Estate Fund                                       The Fund seeks to outperform its benchmark by 1.5%
                                                       per year, net of fees.

Tax-Managed U.S. Equities Fund                         The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 1-2% per year over a complete
                                                       market cycle.

Tax-Managed Small Companies Fund                       The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 2-3% per year over a complete
                                                       market cycle.

International Disciplined Equity Fund                  The Fund seeks to outperform its benchmark by 2.5%
                                                       per year, net of fees.

International Intrinsic Value Fund                     The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fees.

International Growth Fund                              The Fund seeks to outperform its benchmark by +3%
                                                       per year, net of fees.

Currency Hedged International Equity Fund              The Fund seeks to outperform its benchmark by 2-3%
                                                       per year, net of fees.

Foreign Fund                                           The Fund seeks to outperform its benchmark by

                                                       3% per year, net of fees, over a cycle.

Foreign Small Companies Fund                           The Fund seeks to outperform its benchmark by 4%
                                                       per year, net of fees, over a cycle.

International Small Companies Fund                     The Fund seeks to outperform its benchmark by 3-4%
                                                       per year, net of fees.

Emerging Markets Fund                                  The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.

Emerging Countries Fund                                The Fund seeks to outperform its benchmark by 3%
                                                       annually over a five year period

Emerging Markets Quality Fund                          The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.

Tax-Managed International Equities Fund                The Fund seeks to outperform its benchmark,
                                                       on an after-tax basis, by 2.5-3.5% per year over a
                                                       complete market cycle.

Domestic Bond Fund                                     The Fund seeks to outperform its benchmark by
                                                       0.25% per year, net of fees.

Core Plus Bond Fund                                    The Fund seeks to outperform its benchmark.

International Bond Fund                                The Fund seeks to outperform its benchmark.

Currency Hedged International Bond Fund                The Fund seeks to outperform its benchmark.

Global Bond Fund                                       The Fund seeks to outperform its benchmark.

Short-Duration Investment Fund                         The Fund seeks to outperform its benchmark.

International Equity Allocation Fund                   The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

Global Balanced Asset Allocation Fund                  The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

Global (U.S.+) Equity Allocation Fund                  The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

U.S. Sector Fund per year.                             The Fund seeks to outperform its benchmark by 2-3%

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
 NAME, DATE OF BIRTH, AND                                                                      IN            OTHER
     POSITION(S) HELD                    LENGTH OF              PRINCIPAL OCCUPATION(S)   FUND COMPLEX   DIRECTORSHIPS
      WITH THE TRUST                    TIME SERVED               DURING PAST 5 YEARS       OVERSEEN         HELD
-------------------------    -------------------------------    -----------------------   ------------   -------------
NON-INTERESTED TRUSTEES

Donald W. Glazer, Esq.       Chairman of the Board of           Consultant -- Business         46             None
Chairman of the Board of     Trustees since March 2005; Lead    and Law(1); Vice Chair
Trustees                     Independent Trustee (September     (since 2002) and
DOB:  07/26/1944             2004-March 2005); Trustee since    Secretary, Provant,
                             December 2000                      Inc.; Author of Legal
                                                                Treatises.


Jay O. Light                 Since May 1996                     Professor of Business          46          Director of
Trustee                                                         Administration and                           Harvard
DOB:  10/03/1941                                                Senior Associate Dean,                      Management
                                                                Harvard University.                       Company, Inc.
                                                                                                            and Verde,
                                                                                                          Inc.; Director
                                                                                                           of Partners
                                                                                                            HealthCare
                                                                                                           System, Inc.
                                                                                                           and Chair of
                                                                                                          its Investment
                                                                                                            Committee.


W. Nicholas Thorndike        Since March 2005                   Director or trustee of         46         Director of
DOB:  03/28/1933                                                various corporations                        Courier
                                                                and charitable                           Corporation (a
                                                                organizations,                           book publisher
                                                                including Courier                             and
                                                                Corporation (a book                      manufacturer);
                                                                publisher and                            Member of the
                                                                manufacturer) (July                        Investment
                                                                1989-present); Putnam                     Committee of
                                                                Funds (December                             Partners
                                                                1992-June 2004); and                      HealthCare
                                                                Providence Journal (a                     System, Inc.
                                                                newspaper publisher)
                                                                (December 1986-
                                                                December 2003).

OFFICERS

                                 POSITION(S) HELD           LENGTH              PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH            WITH THE TRUST        OF TIME SERVED            DURING PAST 5 YEARS
----------------------          -------------------   -------------------   --------------------------------
Scott Eston                     President and Chief   President and Chief   Chief Financial Officer, Chief
DOB:  01/20/1956                Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                      since October 2002;   and Member, Grantham, Mayo, Van
                                                      Vice President from   Otterloo & Co. LLC.
                                                      August 1998 -
                                                      October 2002.

----------

(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Proctor LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar year ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were estimated to be approximately $373,499.47.


Susan Randall Harbert           Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB:  04/25/1957                Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since
                                                      February 1998.


Brent C. Arvidson               Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB:  06/26/1969                                                            Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.


Sheppard N. Burnett             Assistant Treasurer   Since September       Fund Administration Staff,
DOB: 10/24/1968                                       2004.                 Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC (June 2004 -- present);
                                                                            Vice President, Director of Tax,
                                                                            Columbia Management Group
                                                                            (2002-2004) and Senior Tax
                                                                            Manager (2000-2002) and Tax
                                                                            Manager (1999-2000),
                                                                            PricewaterhouseCoopers LLP.


Michael E. Gillespie            Chief Compliance      Since March 2005.     Vice President of Compliance
DOB:  02/18/1958                Officer                                     (June 2004-February 2005) and
                                                                            Director of Domestic Compliance
                                                                            (March 2002-June 2004), Fidelity
                                                                            Investments; Vice President and
                                                                            Senior Counsel, State Street
                                                                            Bank and Trust Company (May
                                                                            1998-March 2002)


David Bohan                     Vice President,       Since March 2005      Legal Counsel, Grantham, Mayo,
DOB:  06/21/1964                Secretary and Clerk                         Van Otterloo & Co. LLC
                                                                            (September 2003- present);
                                                                            Attorney, Goodwin Procter LLP
                                                                            (September 1996-September 2003).


Julie L. Perniola               Vice President        Vice President,       Anti-Money Laundering Reporting
DOB:  10/07/1970                                      February,             Officer (February 2003- December
                                                      2003-present;         2004) and Chief Compliance
                                                      Anti-Money            Officer (April 1995- present),
                                                      Laundering            Grantham, Mayo, Van Otterloo &
                                                      Compliance Officer,   Co. LLC.
                                                      February 2003-
                                                      December 2004.


Cheryl Wakeham                  Vice President and    Since December 2004.  Manager, Client Service
DOB: 10/29/1958                 Anti-Money                                  Administration, Grantham, Mayo,
                                Laundering Officer                          Van Otterloo & Co. LLC (February
                                                                            1999 -- present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 29, 2004, the Independent Trustees/Audit Committee held eight meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 29, 2004, the Pricing Committee held six meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee," the Pricing Committee was renamed the "Investment/Pricing Committee" and the Board formed a third standing committee, the "Governance Committee." The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Funds. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Investment/Pricing Committee oversees the investment activities of the Funds and the valuation of the Funds' securities and other assets, and, to the extent required by the Trust's Pricing Policies, determines the fair value of the Funds' securities or other assets. Mr. Light and Mr. Thorndike are members of the Investment/Pricing Committee, and Mr. Glazer is an alternate member of the Investment/Pricing Committee. Mr. Light is the Chairman of the Investment/ Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including the selection and nomination of candidates to serve as independent trustees of the Trust. Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders wishing to make recommendations for nominees to the Board of Trustees may direct communications to the Trustees as a whole or to specified individual Trustees by submitting such communications to the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

In determining to approve the investment management agreements of new Funds or the annual extension of the investment management agreements of existing Funds, as applicable, the Trustees considered a number of factors common to the Funds. To this end, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention to be devoted or devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted or devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied or applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees concluded that the Manager's investment process, research capabilities, and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided or provided by the Manager to the Funds under the investment advisory and service agreements. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided or provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the Manager's and the Funds' proxy voting policies and procedures (see "Proxy Voting Policies and Procedures" below and Appendix C hereto), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services to be provided or provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus.

The Trustees also considered information relating to each existing Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus), information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.

In addition, the Independent Trustees met May 24, 2004 with their independent legal counsel to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. Also at that meeting, the Independent Trustees considered the Manager's proposal to establish four new series of the Trust, GMO Real Asset Fund ("Real Asset Fund"), GMO Global Growth Fund ("Global Growth Fund"), GMO Global Equity Allocation Fund ("GEAF"), and GMO U.S. Equity Allocation Fund ("USEAF") (collectively, the "New Funds"), and proposed new management contracts between the Trust, on behalf of the New Funds, and the Manager. The Manager provided the Independent Trustees with information concerning the New Funds' objectives and strategies, proposed fee structures and estimated operating expenses, and information provided by Morningstar, Inc. and Lipper Inc. concerning fees paid to investment managers of funds with similar objectives to the New Funds. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, including additional information about the performance of certain Funds, and additional information about the proposed management of two of the New Funds, Real Asset

Fund and Global Growth Fund, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Board of Trustees on June 3, 2004.

At the meeting of the Board of Trustees on June 3, 2004, following the Manager's presentation of additional information regarding certain of the Funds and the issues identified by the Independent Trustees, as requested by the Independent Trustees, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts of the Funds and approve the management contracts for the New Funds. The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of nearly all the Funds has been strong relative to their benchmarks and funds with comparable investment objectives and that the Manager had satisfactorily responded to the Independent Trustees' questions regarding the few Funds whose relative performance was not as strong.

The Independent Trustees' decision to recommend the approval of the management contracts for the New Funds to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that GEAF and USEAF would not bear an advisory fee and that the Manager had agreed to reimburse certain of their direct expenses. The Independent Trustees also noted that the expense ratios of the New Funds compared very favorably to those of other funds for which information had been provided. Second, based on their consideration, as applicable, of the same information and factors considered in connection with the annual contract renewals of the existing Funds, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the New Funds would be very high. The Independent Trustees stated that they will consider the New Funds' performance and the Manager's profitability with respect to the New Funds when the management contracts are presented to them for renewal.

Based on the foregoing and the recommendation of the Independent Trustees, the Trustees concluded (i) that the scope and quality of the Manager's services would be or was sufficient, in light of the existing Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager and (ii) that the fees to be paid the Manager under the advisory agreements would be or were fair and reasonable, given the scope and quality of the services rendered by the Manager.

Trustee Fund Ownership

The following table sets forth ranges of the current Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2003.

                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                      DIRECTLY OWNED IN ALL
                                                      DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                                 SHARES DIRECTLY OWNED IN           OR NOT OFFERED HEREUNDER)
   NAME/FUNDS OFFERED HEREUNDER                  FUNDS OFFERED HEREUNDER              OVERSEEN BY TRUSTEE
----------------------------------               ------------------------        --------------------------------
NON-INTERESTED TRUSTEES
JAY O. LIGHT                                               None                                None

DONALD W. GLAZER
Foreign Small Companies Fund                         $50,001-$100,000                      over $100,000
International Small Companies Fund                      over $100,000
Emerging Markets Fund                                   over $100,000
Emerging Markets Quality Fund                           over $100,000
Emerging Country Debt Fund                              over $100,000

W. NICHOLAS THORNDIKE                                      None                                None

The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2003, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                     INDIRECTLY OWNED IN ALL
                                                     DOLLAR RANGE OF               FUNDS OF THE TRUST (WHETHER
                                               SHARES INDIRECTLY OWNED IN           OR NOT OFFERED HEREUNDER)
  NAME/FUNDS OFFERED HEREUNDER                  FUNDS OFFERED HEREUNDER                OVERSEEN BY TRUSTEE
----------------------------------             --------------------------        --------------------------------
NON-INTERESTED TRUSTEES
DONALD W. GLAZER
Emerging Country Debt Fund                              $1-$10,000                          $1-$10,000

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

    None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by current non-interested trustees and their family members as of December 31, 2003 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO                            TITLE OF          VALUE OF
NON-INTERESTED TRUSTEE      TRUSTEE              COMPANY             CLASS          SECURITIES         % OF CLASS
----------------------  ---------------   ----------------------  -----------       ----------         ----------
Jay O. Light                  N/A                  None               N/A              N/A                N/A

                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO                            TITLE OF          VALUE OF
NON-INTERESTED TRUSTEE      TRUSTEE              COMPANY             CLASS          SECURITIES         % OF CLASS
----------------------  ---------------   ----------------------  -----------       ----------         ----------
Donald W. Glazer              Self           GMO Tax-Managed
                                          Absolute Return Fund,
                                           a private investment     Limited
                                            company managed by    partnership
                                              the Manager.(1)       interest        $ 412,023            0.64%

                                            GMO Multi-Strategy
                                            Fund (Onshore), a
                                            private investment      Limited
                                            company managed by    partnership
                                              the Manager.(1)       interest        $ 400,000            0.07%

                                                GMO Brazil
                                            Sustainable Forest
                                           Fund, LP, a private
                                            investment company
                                           managed by Renewable
                                            Resources LLC, an       Limited
                                             affiliate of the     partnership
                                                Manager.(2)         interest        $       0            1.95%

                                                GMO Brazil
                                            Sustainable Forest
                                          Fund 2, LP, a private
                                            investment company
                                           managed by Renewable
                                            Resources LLC, an       Limited
                                             affiliate of the     partnership
                                                Manager(2).         interest        $       0            1.94%

W. Nicholas Thorndike         N/A                None                 N/A              N/A                N/A

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of each of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

      Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series hereunder during the fiscal year ended February 29, 2004:

                                                                            NAME OF PERSON, POSITION
                                                                  -----------------------------------------
                                                                  Jay O. Light,     Donald W. Glazer, Esq.,
                                                                     Trustee                Trustee
                                                                  -------------     -----------------------
COMPENSATION FROM EACH FUND:

U.S. Core Fund                                                      $ 15,722              $ 15,710
Tobacco-Free Core Fund                                                 2,975                 2,973
U.S. Quality Equity Fund                                                   0*                    0*
Value Fund                                                               301                   301
Intrinsic Value Fund                                                     334                   334
Growth Fund                                                            2,160                 2,158
Small Cap Value Fund                                                     978                   977
Small Cap Growth Fund                                                    161                   161
Real Estate Fund                                                         939                   939
Tax-Managed U.S. Equities Fund                                           255                   255
Tax-Managed Small Companies Fund                                         120                   120
International Disciplined Equity Fund                                    513                   513
International Intrinsic Value Fund                                     8,472                 8,466
International Growth Fund                                              1,324                 1,323
Currency Hedged International Equity Fund                                335                   335
Foreign Fund                                                          13,985                13,974
Foreign Small Companies Fund                                           4,124                 4,118
International Small Companies Fund                                     4,882                 4,878
Emerging Markets Fund                                                 19,825                19,809
Emerging Countries Fund                                                  952                   951
Emerging Markets Quality Fund                                            701                   700
Tax-Managed International Equities Fund                                  650                   649
Domestic Bond Fund                                                       956                   955
Core Plus Bond Fund                                                    1,836                 1,834
International Bond Fund                                                  823                   822
Currency Hedged International Bond Fund                                  116                   116
Global Bond Fund                                                         872                   872
Emerging Country Debt Fund                                             9,550                10,844
Emerging Country Debt Share Fund                                         447                   446
Short-Duration Investment Fund                                         1,125                 1,121
Alpha Only Fund                                                          279                   279
Inflation Indexed Bond Fund                                            1,766                 1,765
Benchmark-Free Allocation Fund                                           299                   299

                                                                            NAME OF PERSON, POSITION
                                                                  -----------------------------------------
                                                                  Jay O. Light,     Donald W. Glazer, Esq.,
                                                                     Trustee                Trustee
                                                                  -------------     -----------------------
International Equity Allocation Fund                                        758                757
Global Balanced Asset Allocation Fund                                     1,928              1,926
Global (U.S.+) Equity Allocation Fund                                       859                857
U.S. Sector Fund                                                            192                192

PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND
EXPENSES:                                                                  N/A                 N/A

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                                 N/A                 N/A

TOTAL COMPENSATION FROM THE TRUST:                                $     120,230         $  124,000

* Reflects period from the Fund's commencement of operations on February 6, 2004 through February 29, 2004, during which no compensation was paid to the Trustees.

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

Except as set forth below, as of June 10, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

                                                                                          AGGREGATE %
               FUND                                           CLASS                   OWNERSHIP INTEREST
----------------------------------                            -----                   ------------------
Emerging Markets Quality Fund                                  III                           6.59%
Alpha Only Fund                                                III                           1.54%
International Bond Fund                                        III                           3.04%
Inflation Indexed Bond Fund                                    III                           1.60%
International Small Companies Fund                             III                           1.30%
Tax-Managed Small Companies Fund                               III                           5.87%

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment or asset allocation program, as applicable, for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund) with respect to certain Fund expenses incurred through at least June 30, 2005.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the relevant Management Contract, the Funds have paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:

                                  Gross         Reduction          Net
                               ------------     ----------     -----------
U.S. CORE FUND

Year ended 2/29/04             $ 10,372,640     $  871,163     $ 9,501,477
Year ended 2/28/03                8,520,974        684,970       7,836,004
Year ended 2/28/02                9,046,063        630,859       8,415,204

TOBACCO-FREE CORE FUND

Year ended 2/29/04             $  1,879,903     $  214,709     $ 1,665,194
Year ended 2/28/03                1,539,653        178,855       1,360,798
Year ended 2/28/02                1,116,757        144,739         972,018

U.S. QUALITY EQUITY FUND

Commencement of Operations
(2/6/04) through 2/29/04       $     11,330     $   11,330     $         0

VALUE FUND

Year ended 2/29/04             $    285,934     $  122,794     $   163,140
Year ended 2/28/03                  908,459        138,784         769,675
Year ended 2/28/02                1,127,722        135,730         991,992

INTRINSIC VALUE FUND

Year ended 2/29/04             $    219,631     $   91,347     $   128,284
Year ended 2/28/03                  171,478         78,124          93,354
Year ended 2/28/02                  310,176         85,382         224,794

GROWTH FUND

Year ended 2/29/04             $  1,423,641     $  233,487     $ 1,190,154
Year ended 2/28/03                  464,149        129,508         334,641
Year ended 2/28/02                  376,301         82,077         294,224

SMALL CAP VALUE FUND

Year ended 2/29/04             $    642,404     $  154,482     $   487,922
Year ended 2/28/03                  609,617        139,504         470,113
Year ended 2/28/02                  998,099        134,464         863,635

                                  Gross         Reduction          Net
                               ------------     ----------     -----------
SMALL CAP GROWTH FUND

Year ended 2/29/04             $    109,672     $   81,387     $    28,285
Year ended 2/28/03                   51,709         51,709               0
Year ended 2/28/02                   62,029         62,029               0

REAL ESTATE FUND

Year ended 2/29/04             $    970,641     $  433,696(a)  $   536,945
Year ended 2/28/03                1,162,513         92,965       1,069,548
Year ended 2/28/02                  836,718         74,788         761,930

TAX-MANAGED U.S.
EQUITIES FUND

Year ended 2/29/04             $    168,016     $   67,384     $   100,632
Year ended 2/28/03                  123,130         61,050          62,080
Year ended 2/28/02                   50,506         50,506               0

TAX-MANAGED SMALL
COMPANIES FUND

Year ended 2/29/04             $    123,371     $   70,311     $    53,060
Year ended 2/28/03                  162,753         53,737         109,016
Year ended 2/28/02                  197,764         73,135         124,629

INTERNATIONAL
DISCIPLINED EQUITY
FUND

Year ended 2/29/04             $    448,927     $  305,257     $   143,670
Year ended 2/28/03                  289,406        280,639           8,767
Commencement of
Operations (1/29/02)
through 2/28/02                      13,823         13,823               0

INTERNATIONAL
INTRINSIC
VALUE FUND

Year ended 2/29/04             $  9,308,755     $1,530,203     $ 7,778,552
Year ended 2/28/03                7,000,434      1,246,654       5,753,780
Year ended 2/28/02                7,578,601      1,354,121       6,224,480

INTERNATIONAL
GROWTH FUND

Year ended 2/29/04             $  1,582,249     $  476,897     $ 1,105,352
Year ended 2/28/03                  813,201        332,051         481,150
Commencement of
Operations
(11/30/01)
through 2/28/02                      78,075         78,075               0

                                  Gross         Reduction          Net
                               ------------     ----------     -----------
CURRENCY HEDGED
INTERNATIONAL
EQUITY FUND

Year ended 2/29/04             $    418,011     $  418,011     $         0
Year ended 2/28/03                  116,529        116,529               0
Year ended 2/28/02                  317,797        317,797               0

FOREIGN FUND

Year ended 2/29/04             $ 17,489,452     $2,412,606     $15,076,846
Year ended 2/28/03                9,153,120      1,353,328       7,799,792
Year ended 2/28/02                7,274,098      1,084,904       6,189,194

FOREIGN SMALL
COMPANIES FUND

Year ended 2/29/04             $  4,518,896     $  740,342     $ 3,778,554
Year ended 2/28/03                2,538,475        528,868       2,009,607
Year ended 2/28/02                  669,121        243,762         425,359

INTERNATIONAL SMALL
COMPANIES FUND

Year ended 2/29/04             $  6,248,793     $1,385,606     $ 4,863,187
Year ended 2/28/03                2,684,104        761,727       1,922,377
Year ended 2/28/02                1,303,574        469,367         834,207

EMERGING MARKETS FUND

Year ended 2/29/04             $ 35,124,975     $  709,377     $34,415,598
Year ended 2/28/03               15,328,439        286,002      15,042,437
Year ended 2/28/02                8,842,173        186,056       8,656,117

EMERGING COUNTRIES
FUND

Year ended 2/29/04             $  1,338,503     $  119,080     $ 1,219,423
Year ended 2/28/03                  492,799        236,929         255,870
Year ended 2/28/02                  315,128         83,437         231,691

EMERGING MARKETS
QUALITY FUND

Year ended 2/29/04             $  1,107,505     $   90,320     $ 1,017,185
Year ended 2/28/03                  924,981         72,393         852,588
Year ended 2/28/02                  806,840         85,894         720,946

                                  Gross         Reduction          Net
                               ------------     ----------     -----------
TAX-MANAGED
INTERNATIONAL
EQUITIES FUND

Year ended 2/29/04             $    780,818     $  372,823     $   407,995
Year ended 2/28/03                  475,127        392,074          83,053
Year ended 2/28/02                  391,476        294,539          96,937

DOMESTIC BOND FUND

Year ended 2/29/04             $    205,124     $  121,170     $    83,954
Year ended 2/28/03                  116,826         60,331          56,495
Year ended 2/28/02                  163,964         84,907          79,057

CORE PLUS BOND FUND

Year ended 2/29/04             $    946,606     $  340,343     $   606,263
Year ended 2/28/03                  757,034        242,839         514,195
Year ended 2/28/02                  536,527        191,604         344,923

INTERNATIONAL BOND
FUND

Year ended 2/29/04             $    424,261     $  202,835     $   221,426
Year ended 2/28/03                  336,004        146,545         189,459
Year ended 2/28/02                  420,962        179,636         241,326

CURRENCY HEDGED
INTERNATIONAL
BOND FUND

Year ended 2/29/04             $    113,941     $  111,586     $     2,355
Year ended 2/28/03                   36,221         36,221               0
Year ended 2/28/02                   41,947         41,947               0

GLOBAL BOND FUND

Year ended 2/29/04             $    282,993     $  184,288     $    98,705
Year ended 2/28/03                  525,898        212,177         313,721
Year ended 2/28/02                  528,110        218,049         310,061

EMERGING COUNTRY
DEBT FUND

Year ended 2/29/04             $  5,675,334     $        0     $ 5,675,334
Year ended 2/28/03                4,047,684         60,430       3,987,254
Year ended 2/28/02                3,461,906        167,120       3,294,786

EMERGING COUNTRY
DEBT SHARE FUND

                                  Gross         Reduction          Net
                               ------------     ----------     -----------
Year ended 2/29/04             $          0     $        0     $         0
Year ended 2/28/03                        0              0               0
Year ended 2/28/02                        0              0               0

SHORT-DURATION
INVESTMENT FUND

Year ended 2/29/04             $     23,424     $   23,424     $         0
Year ended 2/28/03                   27,078         27,078               0
Year ended 2/28/02                   19,439         19,439               0

ALPHA ONLY FUND

Year ended 2/29/04             $    235,403     $  235,403     $         0
Year ended 2/28/03                   81,351         81,351               0
Year ended 2/28/02                  128,250        128,250               0

INFLATION
INDEXED BOND
FUND

Year ended 2/29/04             $    354,147     $  225,747     $   128,400
Year ended 2/28/03                  241,490        135,718         105,772
Year ended 2/28/02                   90,483         84,673           5,810

BENCHMARK-FREE
ALLOCATION FUND

Commencement of
Operations (7/23/03)
through 2/29/04                $          0     $        0     $         0

INTERNATIONAL
EQUITY ALLOCATION
FUND

Year ended 2/29/04             $          0     $        0     $         0
Year ended 2/28/03                        0              0               0
Year ended 2/28/02                        0              0               0

GLOBAL BALANCED
ASSET ALLOCATION
FUND

Year ended 2/29/04             $          0     $        0     $         0
Year ended 2/28/03                        0              0               0
Year ended 2/28/02                        0              0               0

GLOBAL (U.S.+)
EQUITY ALLOCATION
FUND

Year ended 2/29/04             $          0     $        0     $         0
Year ended 2/28/03                        0              0               0
Year ended 2/28/02                        0              0               0

                                  Gross         Reduction          Net
                               ------------     ----------     -----------
U.S. SECTOR FUND

Year ended 2/29/04             $    147,018     $  147,018     $         0
Year ended 2/28/03                   21,756         21,756               0
Year ended 2/28/02                      866            866               0

(a) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) with respect to the last three fiscal years:

                     March 1, 2001         March 1, 2002         March 1, 2003
                        Through               Through               Through
                   February 28, 2002     February 28, 2003     February 29, 2004
                   -----------------     -----------------     -----------------
U.S. Core Fund     $       3,595,918     $       3,381,812     $       4,207,253

                                                March 1, 2001         March 1, 2002         March 1, 2003
                                                   Through               Through               Through
                                              February 28, 2002     February 28, 2003     February 29, 2004
                                              -----------------     -----------------     -----------------
Tobacco-Free Core Fund                                  437,153               568,939               687,409
U.S. Quality Equity Fund                                      -                     -                 3,816(a)
Value Fund                                              367,700               288,995                80,328
Intrinsic Value Fund                                    140,989                77,945                99,832
Growth Fund                                             171,046               201,156               523,131
Small Cap Value Fund                                    453,681               277,099               292,002
Small Cap Growth Fund                                    28,195                23,504                49,851
Real Estate Fund                                        232,422               322,920               269,622
Tax-Managed U.S. Equities Fund                           22,957                55,968                76,371
Tax-Managed Small Companies Fund                         53,936                44,387                33,647
International Disciplined Equity Fund                     5,183(b)            108,527               163,567
International Intrinsic Value Fund                    1,995,630             1,788,899             2,346,398
International Growth Fund                                21,687(c)            225,890               439,514
Currency Hedged International                            54,121                 9,746                26,183
  Equity Fund
Foreign Fund                                          1,791,397             2,292,463             4,565,674
Foreign Small Companies Fund                            143,383               475,462               835,644
International Small Companies Fund                      325,894               671,026             1,562,198
Emerging Markets Fund                                 1,408,844             2,447,724             5,538,853
Emerging Countries Fund                                  72,726               113,348               264,027
Emerging Markets Quality Fund                           149,406               171,293               205,094
Tax-Managed International Equities                      108,743               131,980               216,894
  Fund
Domestic Bond Fund                                      245,946               175,240               307,686
Core Plus Bond Fund                                     309,645               437,693               550,998
International Bond Fund                                 241,241               193,927               246,904
Currency Hedged International Bond                       24,127                21,021                66,275
  Fund
Global Bond Fund                                        400,082               410,039               216,131
Emerging Country Debt Fund                            1,213,249             1,478,704             2,072,604
Emerging Country Debt Share Fund                              0                     0                     0
Short-Duration Investment Fund                           58,315                81,237                70,271
Alpha Only Fund                                           5,318                 3,336                 7,361
Inflation Indexed Bond Fund                             135,724               362,235               531,220
Benchmark-Free Allocation Fund                                -                     -                     0(d)
International Equity Allocation Fund                          0                     0                     0
Global Balanced Asset Allocation                              0                     0                     0
  Fund
Global (U.S.+) Equity Allocation                              0                     0                     0
  Fund
U.S. Sector Fund                                              3                     7                     0

(a) Reflects fees paid from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.

(b) Reflects fees paid from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(c) Reflects fees paid from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

(d) Reflects fees paid from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions with respect to the three most recent fiscal years:

                                                       March 1, 2001            March 1, 2002            March 1, 2003
                                                          Through                  Through                  Through
                                                     February 28, 2002        February 28, 2003        February 29, 2004
                                                     -----------------        -----------------        -----------------
U.S. Core Fund                                           $   4,011,978            $   3,255,442           $    3,493,333
Tobacco-Free Core Fund                                         500,744                  550,052                  610,719
U.S. Quality Equity Fund                                           N/A                      N/A                  175,613(a)
Value Fund                                                     938,312                  897,675                  339,776
Intrinsic Value Fund                                           162,077                  113,315                   94,018
Growth Fund                                                    318,261                  327,997                  869,998
Small Cap Value Fund                                           649,491                  632,475                  468,744
Small Cap Growth Fund                                           75,391                   55,475                   91,407
Real Estate Fund                                               118,883                  633,643                  277,988
Tax-Managed U.S. Equities Fund                                  26,062                   70,776                   69,020
Tax-Managed Small Companies                                     79,962                   66,213                   52,953
  Fund
International Disciplined Equity                                 7,470(b)                71,059                  138,515
  Fund
International Intrinsic Value Fund                           1,222,132                1,000,300                1,856,801
International Growth Fund                                       35,943(c)               239,686                1,038,640

Currency Hedged International                                   16,681                        -                        -
  Equity Fund
Foreign Fund                                                 1,382,979                2,252,735                4,436,841

                                                       March 1, 2001            March 1, 2002            March 1, 2003
                                                          Through                  Through                  Through
                                                     February 28, 2002        February 28, 2003        February 29, 2004
                                                     -----------------        -----------------        -----------------
Foreign Small Companies Fund                                   301,543                  590,324                1,031,004
International Small Companies
  Fund                                                         186,997                  583,417                2,327,095

Emerging Markets Fund                                        6,127,179                7,328,423               15,351,581
Emerging Countries Fund                                        317,735                  442,295                  660,734
Emerging Markets Quality Fund                                  448,946                  384,701                  358,718
Tax-Managed International                                       83,829                  111,779                  425,333
  Equities Fund
Domestic Bond Fund                                              32,442                    9,712                   51,997
Core Plus Bond Fund                                             60,752                   24,991                  156,016
International Bond Fund                                         22,991                    7,427                   50,019
Currency Hedged International                                    2,038                      567                   14,628
  Bond Fund
Global Bond Fund                                                36,748                   19,362                   59,094
Emerging Country Debt Fund                                      23,322                    3,063                   23,641
Emerging Country Debt Share                                          -                        -                        -
  Fund
Short-Duration Investment Fund                                       -                        -                        -
Alpha Only Fund                                                 49,720                   41,030                   44,324
Inflation Indexed Bond Fund                                          -                        -                    6,923
Benchmark-Free Allocation                                          N/A                      N/A                        -(d)
  Fund
International Equity Allocation                                      -                        -                        -
  Fund
Global Balanced Asset Allocation                                     -                        -                        -
  Fund
Global (U.S.+) Equity Allocation                                     -                        -                        -
  Fund
U.S. Sector Fund                                                     -                        -                        -

(a) Reflects commissions generated from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.

(b) Reflects commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(c) Reflects commissions generated from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

(d) Reflects commissions generated from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.

Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, with respect to a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the

Manager's portfolio management models. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in such Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-six series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; International Core Plus Allocation Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Balanced Allocation Fund; and World Opportunities Equity Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2004, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

       FUND                                                  SHAREHOLDERS
       ----                                                  ------------
GMO Value Fund                                        Nabank & Co.
                                                      Attn Recon Trust Securities
                                                      P.O. Box 2180
                                                      Tulsa, OK 74101-2180

GMO Tobacco-Free Core Fund                            Memorial Sloan-Kettering Cancer Center
                                                      1275 York Avenue
                                                      New York, NY 10021

GMO Intrinsic Value Fund                              Corning Retirement Master Trust
                                                      Attn Mr. Robert J Grassi
                                                      Director Investment Services
                                                      Corning Inc.
                                                      One Riverfront Plaza HQ-E2
                                                      Corning, NY 14831-0001

GMO International Disciplined Equity Fund             The Paul Hamlyn Foundation
                                                      Attn: JR Sheldon

       FUND                                                  SHAREHOLDERS
       ----                                                  ------------
                                                      18 Queen Annes Gate
                                                      London SWIH 9AA

GMO Currency Hedged International Equity Fund         Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Core Plus Bond Fund                               Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Global Bond Fund                                  General Retirement System of the City of Detroit
                                                      Attn Joseph Glanton
                                                      908 Coleman A Young Municipal Center
                                                      Detroit, MI 48226

                                                      Fresno County Employees' Retirement Association
                                                      P.O. Box 911
                                                      Fresno, CA 93714-0911

GMO Emerging Country Debt Share Fund                  Sprint Corporate Master Trust
                                                      6220 Sprint Parkway
                                                      Overland Park, KS 66251

                                                      Fidelity Investments Institutional Operations Company
                                                      (FIIOC) as Agent For Certain Employee Benefit Plans

                                                      100 Magellan Way (KW1C)
                                                      Covington, KY 41015

GMO Alpha Only Fund                                   Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Domestic Bond Fund                                Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Foreign Small Companies Fund                      Virginia Retirement System
                                                      Attn: Peggy Davis
                                                      P.O. Box 2500

       FUND                                                  SHAREHOLDERS
       ----                                                  ------------
                                                      Richmond, VA 23218

GMO Real Estate Fund                                  Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Tax-Managed U.S Equities Fund                     Northern Trust Company
                                                      Custodian FBO BA Seven Core LLC AC 26 13245
                                                      P.O. Box 92956
                                                      Chicago, IL 60675

GMO International Growth Fund                         Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO U.S. Quality Equity Fund                          Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO U.S. Sector Fund                                  The Board of Trustees of the University of Illinois
                                                      Attn Janet M Ford
                                                      247 Henry Administration Building
                                                      506 South Wright Street
                                                      Urbana, IL 61801

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

As of June 4, 2004, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S Core Fund, Value Fund, Intrinsic Value Fund, Tax Managed U.S. Equities Fund, International Disciplined Equity Fund, Emerging Markets Fund, International Bond Fund, Emerging Country Debt Fund, and Short-Duration Investment Fund. As of June 4, 2004, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S. Quality Equity Fund, International Intrinsic Value Fund, International Small Companies Fund, and Inflation Indexed Bond Fund. As of June 4, 2004, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Small Cap Value Fund, Small Cap Growth Fund, Real Estate Fund, International Growth Fund, Currency Hedged International Equity Fund, Domestic Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Alpha Only Fund, and Benchmark-Free Allocation Fund.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors about its clients including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.


                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the U.S. Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
VNU Retirement Plan                                                         5.9
Attn Peter Gersky
770 Broadway
New York, NY 10003

The Phyllis Lambert Trust                                                   5.9
Attn Michel Boucher
8th Floor
1170 Peel Street
Montreal, Quebec H3B 4P2

The Sealy & Smith Foundation                                                5.6
Attn: Michael C. Doherty
2200 Market Suite 500
Galveston, TX 77550

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Metropolitan Opera Association Inc                                          5.4
Attn Marvin Suchoff
Metropolitan Opera Association Inc.
Lincoln Center
New York, NY 10023

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Northern Trust Company as Trustee FBO                                       18.7
Employee Retirement Plan of Safeway Inc and its Domestic
                  Subsidiaries, A/C 22-09415
P.O. Box 92956
Chicago, IL 60675

University of Rochester                                                     18.3
Attn Joyce A Johnson
Wallis Hall, Suite 263
River Campus Box 270012
Rochester, NY 14627-0012

Gordon E and Betty I Moore Foundation Core Fund                             16.7
Attn Lynda Sullivan
The Presidio of San Francisco
PO Box 29910
San Francisco, CA 94129-0910

Rob D. Nagel                                                                12.6
Director of Investments, The Wallace Foundation
Two Park Avenue 23rd Floor
New York, NY 10016

Bost & Co. A/C WFHF6202002 FBO The Hewlett Foundation                       11.6
Attn Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Mac & Co. A/C VCBF 1855782                                                   7.2
Attn: P.O. Box 3196
Pittsburgh, PA 15230

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the U.S. Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------

NRECA                                                                      100.0
Attn Patricia A Murphy
Investment Division
4301 Wilson Boulevard
RS18-305
Arlington, VA 22203-1860

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Evergreen Asset Allocation Fund                                             75.3
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global (U.S.+) Equity Allocation Fund                                   12.4
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

GMO Global Balanced Asset Allocation Fund                                   12.3
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Tufts Associated Health Maintenance Organization Inc.                       21.1
Attn J Andy Hilbert
333 Wyman Street
Waltham, MA 02254

The Boston Foundation Inc.                                                  13.5
75 Arlington Street 10th Floor
Boston, MA 02116

          Name and Address                                              % Ownership
          ----------------                                              -----------
The Flinn Foundation                                                        11.8
Attn Don Snider
1802 North Central Avenue
Phoenix, AZ 85004-1506

Union Bank Tr. Nominee FBO City of Hope - Omnibus                           11.0
PO Box 85484
San Diego, CA 92186

Hollow Beam & Co. FBO Maine Health Access Foundation                         8.0
200 Newport Avenue 7th Floor
North Quincy, MA 02171

Council for World Mission                                                    7.6
Attn Ms Laiming Wyers
IPALO House 32-34 Great Peter Street
London, SWIP 2DB, UK

Catholic Medical Center Pension Plan                                         7.2
C/O The Chase Manhatten Bank NA
4 New York Plaza, 2nd Floor
New York, NY 10004

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Tobacco-Free Core Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Memorial Sloan-Kettering Cancer Center                                      53.6
1275 York Avenue
New York, NY 10021

Northern Trust Company as Trustee FBO Mayo Foundation                       25.6
        (Pension) A/C # 22-06943
Attn Mr. Harry Hoffman
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company Custodian FBO Mayo Foundation                        18.1
        (General) A/C # 26-1024
Attn Mr. Harry Hoffman
PO Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Quality Equity Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Conrad N. Hilton Foundation                                                 11.1
100 West Liberty Street, Suite 840
Reno, NV 89501

Municipal Fire & Police Retirement System of Iowa                            7.4
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322

Mac & Company 10000643000 FBO Princeton                                      6.6
P.O. Box 534005
Pittsburgh, PA 15253

GMO U.S. Sector Fund                                                         6.4
Attn: Ms. Julie Coady
40 Rowes Wharf
Boston, MA 02110

GMO Alpha Only Fund                                                          6.2
40 Water Street
Boston, MA 02109

University of Minnesota Foundation                                           5.9
220 South Sixth Street, Suite 1225
Minneapolis, MN 55402

Yale University Retiree Health Benefits Coverage Trust                       5.9
230 Prospect Street
New Haven, CT 06511

State Street Bank TR Endorse & Co FBO Sidley & Austin                        5.8
                          Retirement Plan
Attn: Mr. Andy Quan, Asst Secretary
P.O. Box 1992
Boston, MA 02105

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Quality Equity Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Evergreen Asset Allocation Fund                                             43.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Bost & Co. A/C NYXF1776722 (Verizon Quality)                                18.3
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230

          Name and Address                                              % Ownership
          ----------------                                              -----------
Partners Healthcare System Inc. Pooled Investment Accounts -                16.3
            Long Term Pool # 2
Attn William N. Donovan
101 Merrimac Street, Treasury
Boston, MA 02114

Partners Healthcare System Inc. Master Trust for Erisa Assets                8.8
Attn William N Donovan
101 Merrimac Street, Treasury
Boston, MA 02114

GMO Global Balanced Asset Allocation Fund                                    8.6
Attn Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Value Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Nabank & Co.                                                                38.3
Attn Recon Trust Securities
PO Box 2180
Tulsa, OK 74101-2180

Worcester Academy                                                           12.4
Attn William Toomey
81 Providence Street
Worcester, MA 01604

Conrad N Hilton Foundation                                                   6.9
100 West Liberty Street Suite 840
Reno, NV 89501

New England Conservatory of Music                                            6.9
Attn Mary Grattis
290 Huntington Avenue
Boston, MA 02115

The Rockerfeller Family Fund                                                 6.5
Attn Ms. Maureen McCarthy
437 Madison Avenue, 37 Floor
New York, NY 10022

Appalachian Mountain Club                                                    5.6
Attn Mr. Henry Isaacson
5 Joy Street
Boston, MA 02108

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Intrinsic Value Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Corning Retirement Master Trust                                             41.6
Attn Mr. Robert J Grassi, Director Investment Services
Corning Inc.
One Riverfront Plaza HQ-E2
Corning, NY 14831-0001

Princeton University Tr.                                                    24.9
Attn John D Sweeney
PO Box 35
Princeton, NJ 08544

Jupiter & Company                                                           17.0
FBO New Balance Foundation TIN 046222220
Attn:  Jupiter & Co
C/O MFG
P.O. Box 9130 FPG90
Boston, MA 02117

Associate Alumnae of Douglass College                                        8.9
Attn: Rachel Ingber Executive Director
181 Ryders Lane
New Brunswick, NJ 08901

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Growth Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
 Wilshire Associates Incorporated Named Fiduciary for the Agere
      Systems Inc. Pension Plans                                            19.3
 Attn Fund Management Group - Operation
 1299 Ocean Avenue Suite 700
 Santa Monica, CA 90401

 The Northern Trust Company, Trustee of the Aerospace
      Corporation Employees Retirement Plan Trust                           13.8
Attn Mutual Funds
P.O. Box 92956
Chicago, IL 60675

Moses H. Cone Memorial Hospital                                             11.1
Attn Elizabeth S. Ward
1200 North Elm Street
Greensboro, NC 27401

          Name and Address                                              % Ownership
          ----------------                                              -----------
Andersen 401K Plan                                                           9.3
100 Fourth Avenue North
Bayport, MN 55003

Corning Retirement Master Trust                                              8.9
Attn Mr. Robert J Grassi, Director Investment Services
Corning Inc.
One Riverfront Plaza HQ-E2
Corning, NY 14831-0001

Surdna Foundation Inc.                                                       8.7
Attn Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

BNY Western Trust Company as Custodian for Providence Services
  Board Designat Funds                                                       7.9
Attn Deborah Saner
Two Union Square Suite 520
Seattle, WA 98101-2321

Reliance Trust Company                                                       5.8
Attn Christopher Mann, Officer
P.O. Box 48529
Atlanta, GA 30362

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Value Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Bost & Co A/C WFHF6202002 FBO the Hewlett Foundation                        20.3
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Evergreen Asset Allocation Fund                                             15.6
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Yale University Retiree Health Benefits                                      8.4
Coverage Trust
230 Prospect St.
New Haven, CT 06511

GMO U.S. Sector Fund                                                         5.0
Attn Ms Julie Coady
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Growth Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Bost & Co. A/C WFHF6202002 FBO the Hewlett Foundation                       17.8
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Mac & Co. AC CTBF8669522                                                    14.2
Canterbury Trust
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

GMO U.S. Sector Fund                                                        12.8
Attn Ms Julie Coady
40 Rowes Wharf
Boston, MA 02110

Municipal Fire & Police Retirement                                          12.6
System of Iowa
Attn Dennis Jacobs
2836 104th Street
Des Moines, IA 50322

Surdna Foundation Inc. Global AA                                             8.2
Attn Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

World Wildlife Fund                                                          5.9
Attn Mr. David Rada, Financial Officer
1250 24th Street NW, Suite 500
Washington DC 20037-1175

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Evergreen Asset Allocation Fund                                             29.3
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Benchmark-Free Allocation Fund                                          10.8
Attn: Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

          Name and Address                                              % Ownership
          ----------------                                              -----------
Northern Trust as Trustee FBO Lockheed Martin Corp. Master
  Retirement Tr.                                                            5.3
A/C 22-10561
PO Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Northern Trust Company                                                      33.7
Custodian FBO BA Seven Core LLC AC 26 13245
P.O. Box 92956
Chicago, IL 60675

SEI Private Trust 10000642000                                               12.7
C/O Mellon Bank FBO Princeton
One Freedom Valley Drive
Oaks, PA 19456

Goulstorrs and Co. Inc. PS Trust                                            11.4
Attn David Cormier
400 Atlantic Avenue
Boston, MA 02110-3333

Alexander Family Trust                                                       9.0
c/o Groves-Alexander
700 North St. Mary's Street #1200
San Antonio, TX 78205

Goulstorrs & Co. Inc. - Smith Mangement Company                              6.5
Attn David Cormier
400 Atlantic Avenue
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small Companies Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Blush & Co. Option C                                                        17.9
Attn Kelly McKenna
PO Box 976
New York, NY 10268

          Name and Address                                              % Ownership
          ----------------                                              -----------
S. Parker Gilbert & Robert M. Pennoyer Trust U/ART 11 (G) FBO
  George W Merck                                                            14.8
Attn Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY 10036

Richard Geary                                                               13.0
1211 SW 5th Avenue Suite 2980
Portland, OR 97204

Strafe & Co. FAO T/W                                                        12.0
John G Stoll - Residuary
BIN # 3401079200
P.O. Box 160
Westerville, OH 43086-0160

Judith M Buechner                                                            8.6
3572 State Route 315
Pawlet, VT 05761

Cormorant Fund                                                               5.9
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Thomas Rutherfoord Inc                                                       5.5
Attn: Bradford R. Buie
1 South Jefferson Street (24011)
P.O. Box 12748
Roanoke, VA 24028

Drake & Co. LLC                                                              5.5
FBO Josephine A Merck 358108
Attn:  Mutual Fund Department
C/O Citibank, NA
333 W 34th Street, 7th Floor
New York, NY 10001

Richard B. Cheney & Lynne V. Cheney                                          5.2
Trustees for the Cheney Living Trust - Dated 05/03/93
Attn: Debbie Heiden
One Observatory Circle, NW
Washington, DC 20008

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Disciplined Equity Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
State Street Bank & Trust Company as Trustee of Invensys Master
           Retirement Trust                                                 31.7
Attn: Ms. Janet Cottone
100 Plaza One
Jersey City, NJ 07311

Mac & Co. A/C KREF0756022                                                   31.2
Kresge Foundation
Attn Mutual Fund Ops
PO Box 3198
Pittsburgh, PA 15230-3198

Northern Trust Company as Custodian FBO The Nathan Cummings Foundation      16.5
A/C 26-14879
PO Box 92956
Chicago, IL 60675-2956

The George Washington University                                            11.4
Attn: Donald W. Lindsey
825 21st Street NW
Washington, DC 20052

Mac & Co. A/C CTBF8669522                                                    7.6
Cantebury Trust
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Disciplined Equity Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
The Paul Hamlyn Foundation                                                  84.5
Attn: JR Sheldon
18 Queen Annes Gate
London SWIH 9AA

State Street Bank and Trust Company as Trustee for
           Houghton Mifflin Retirement Plan                                  8.3
Attn:  Jeff Higgins, State Street
200 Newport Ave, JQ7N
N. Quincy, MA 02171

          Name and Address                                              % Ownership
          ----------------                                              -----------
Mellon Bank in Trust for the Scripps Howard Foundation                       7.2
Attn: David Whelan, Mellon Trust Officer
Room 026 0030
135 Santilli Highway
Everett, MA 02149

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Marshall & Ilsey Trust FBO                                                  25.7
Medical College of Wisconsin - GMO Intl. Intrinsic Value Fund
Attn Mutual Fund Operations
1000 North Water Street 14th Floor
Milwaukee, WI 53202

Tembec Inc. Edifice White Oaks                                              19.4
Attn Richard Tremblay
10 Chemin Gatineau - CP 5000
Temiscaming, Quebec, J0Z 3R0

Jupiter & Co                                                                 7.9
c/o Investors Bank & Trust
Attn Michael Guimares
P.O. Box 9130 FPG 90
Boston, MA 02117

Wendel & Company # 199509 FBO - Jewish Comm FDN
         San Diego                                                           7.6
Attn Linda Russo, Mutual Fund/Reorg Dept.
P.O. Box 1066 Wall Street Station
New York, NY 10268

Barnard College                                                              6.6
Attn Eileen M. Dibenedetto
Controller
3009 Broadway
New York, NY  10027

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Milwaukee County Employees Retirement System                                7.5
Attn Mr. Steven Vo
Mellon Trust
135 Santilli Highway Mail Zone 026003
Everett, MA 02149-1906

State Street Bank & Trust Custody Goldman Sachs & Co Profit                 7.3
         Sharing Trust
One Enterprise Drive
N. Quincy, MA 02171

Charles Schwab & Co Inc                                                     7.1
Special Custody Account for Exclusive Benefit of Customers
101 Montgomery St
Attn Mutual Funds
San Francisco, CA 94104

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Evergreen Asset Allocation Fund                                             18.8
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

State Street Bank as Trustee of the EDS Retirement Plan-SSB EPAC
  PMI Value Index Mandate                                                   18.1
State Street Bank & Trust Co
P.O. Box 1992
Boston, MA 02105-1992

Rolex Holdings SA                                                           12.4
Attn:  Mr. Gian Heim
Rue Francis Dussaud 3-7
CH-1211 Geneva 24, Switzerland

GMO International Equity Allocation Fund                                    11.7
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

          Name and Address                                              % Ownership
          ----------------                                              -----------
President and Fellows of Harvard College                                     9.1
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

GMO Currency Hedged International Equity Fund                                8.4
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Fund as of June 2, 2004:

          Name and Address                                              % Ownership
          ----------------                                              -----------
Evergreen Asset Allocation Fund                                             26.6
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO International Equity Allocation Fund                                    16.3
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

GMO Currency Hedged International Equity Fund                               12.3
40 Rowes Wharf
Boston, MA 02110

Trustees of Columbia University in the City of New York-Global
  Columbia University                                                        5.4
475 Riverside Drive Suite 401
New York, NY 10115

Mac & Co. A/C DOMF8710092                                                    5.1
FBO Dominion Resources
Attn Mr. Donald Borneman
PO Box 3198
Pittsburgh, PA 15230-3198

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 2, 2004:

             Name and Address                                                                  % Ownership
             ----------------                                                                  -----------
Evergreen Asset Allocation Fund                                                                   78.8
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund                                                         10.6
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 2, 2004:

             Name and Address                                                                  % Ownership
             ----------------                                                                  -----------
The J Paul Getty Trust                                                                             7.8
Attn: James M Williams Vice President and Chief Invest. Officer
1200 Getty Center Drive
Suite 400
Los Angeles, CA 90049

Hershey Trust Company                                                                              5.8
Trustee for Milton Hershey School
P.O. Box 445
100 Mansion Road East
Hershey, PA 17033

University of Pennsylvania                                                                         5.1
Attn Roberta Bell
3535 Market Street
Suite 500
Philadelphia, PA 19104-3309

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Nebraska Investment Council                                                                       30.9
Attn:  Joseph P. Jurich
941 `O' Street, Suite 500
Lincoln,  NE  68508

Gordon E. and Betty Moore Foundation - Foreign Fund                                               26.6
Attn:  Lynda Sullivan, The Presidio of San Fransico
P.O. Box 2990
San Fransico, CA 94129

        Name and Address                                                                       % Ownership
        ----------------                                                                       -----------
Princeton University Tr.                                                                          15.4
Attn John D Sweeney
P.O. Box 35
Princeton, NJ 08544

President and Fellows of Harvard College                                                          10.8
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

Rob D Nagel, Director of Investments                                                              10.0
The Wallace Foundation
Two Park Avenue 23rd Floor
New York, NY 10016

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
The University of Chicago                                                                         22.8
Attn Regina Manikowski
450 North Cityfront Plaza Drive, Suite 440
Chicago, IL  60611

San Diego City Employees' Retirement System (SDCERS)                                              12.3
Attn Ms Robin Oleksow
401 B Street, Suite 400
San Diego, CA  92101-4298

Partners Healthcare System Inc. Pooled Investment Accounts                                        12.2
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA  02114

Northern Trust Company as Trustee FBO FMC Technologies Inc                                         9.0
     Master Retirement Trust A/C #22-07411 (FORS)
Attn Mutual Fund Ops
P.O. Box 92956
Chicago, IL  60675-2956

The Glenmede Trust Company as Trustee of the Pew                                                   8.2
     Memorial Trust
Attn Ruthanne Carpi, Trust Ops Dept
1650 Market Street, Suite 1200
Philadelphia, PA  19103

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Baylor University                                                                                  8.0
Attn Jonathan Hook
1311 South 5th Street
P.O. Box 97030
Waco, TX 76706

Partners Healthcare System Inc. Master Trust for ERISA Assets                                      7.9
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 2, 2004:

    Name and Address                                                                           % Ownership
    ----------------                                                                           -----------
Virginia Retirement System                                                                        77.1
Attn: Peggy Davis
P.O. Box 2500
Richmond, VA 23218

Princeton University TR                                                                           21.3
Attn:  John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Evergreen Asset Allocation Fund                                                                    8.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Yale University                                                                                    8.3
230 Prospect Street
Attn Theodore D Seides
New Haven, CT 06511

GMO Benchmark-Free Allocation Fund                                                                 8.3
Attn Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Evergreen Asset Allocation Fund                                                                    8.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Princeton University Tr.
Attn John D Sweeney
P.O. Box 35
Princeton, NJ 08544                                                                                7.9

JP Morgan Chase Bank as Trustee for GMAM Group                                                     5.2
      Pension Trust II
Attn Marc Pinsky
Assistant Vice President
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Mr. Peter Manley                                                                                  17.8
GMO Emerging Markets Trust
Level 7, 2 Bulletin Place
Sydney, NSW Australia 2000

ExxonMobil Master Pension Trust                                                                   10.0
Attn:  Colin J. Kerwin
599 Las Colinas Boulevard
Irving, TX  75039

Washington State Investment Board                                                                  8.7
Attn Ms Nancy Calkins
P.O. Box 40916
2424 Heritage Court SW
Olympia, WA  98504-0916

Duke University Long-Term (endowment) Pool - Emerging                                              7.2
C/O Duke Management Company
2200 W. Main Street, Suite 1000
Durham, NC 27705

State Street Bank and Trust Company as Trustee of the EDS                                          6.5
    Retirement Plan IFC Investable Mandate
P.O. Box 1992
Boston, MA 02105-1992

The William and Flora Hewlett Foundation                                                           6.3
Attn Diana Lieberman
2121 Sand Hill Road
Menlo Park, CA 94025

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
International Paper Retirement Plans Master Trust                                                  6.0
Attn: Carol Tusch
400 Atlantic Street
Stamford, CT 06921

Central States Southeast & Southwest Areas Pension Fund                                            5.8
Attn Nancy J Norton
c/o JP Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

State Street Bank & Trust Company as Trustee for the                                               5.4
     Northrop Grumman Pension Master Trust
Attn: Doug Gallo W5B
One Enterprise Drive, W5B
North Quincy, MA 02171

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Emerging Markets Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Leland Stanford Junior University II-AA                                                           69.9
Stanford Management Company
Chris Heller, Analyst
2770 Sand Hill Road
Menlo Park, CA 94025

The Northern Trust Company As Trustee FBO Mayo Foundation                                         18.7
    A/C 22-05192
P.O. Box 92956
Chicago,  IL  60675

The Northern Trust Company As Trustee FBO Mayo Foundation                                         11.4
    A/C 26-07634
P.O. Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Princeton University TR                                                                           36.6
Attn:  John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Evergreen Asset Allocation Fund                                                                   20.4
200 Berkeley Street
21st Floor, Fund Administration
Boston, MA 02116

State of Wisconsin Investment Board (SWIB) Fixed Trust Fund                                       10.3
Attn: Janice Anderson
P.O. Box 7842
Madison, WI 53707

GMO Benchmark-Free Allocation Fund                                                                 9.4
Attn:  Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

GMO International Equity Allocation Fund                                                           5.8
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Calhoun & Co.                                                                                     19.8
c/o Comerica Bank
PO Box 75000
M/C 3446
Detroit, MI  48275-3446

National Bank of Canada                                                                           15.2
Attn Louis Vachon, Senior Vice President
1155 Metcalfe First Floor
Montreal, Quebec  H3B 5G2

Trust Company of Illinois                                                                          8.2
Attn:  Trust Operations
45 S. Park BLVD
Suite 300
Glen Ellyn, IL 60137

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Charles Schwab & Co. Inc. FBO 96472125                                                             7.5
Attn Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Quality Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
The Trustees of Columbia University in the City of New York-                                      22.9
     Dedicated Asia
Columbia University
475 Riverside Drive, Suite 401
New York, NY  10115

The Northern Trust Company as Trustee                                                             21.2
FBO Mayo Foundation A/C 26-07634
PO Box 92956
Chicago, IL  60675

Leland Stanford Junior University II- AA                                                          18.0
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA  94025

The Northern Trust Company as Trustee                                                             15.6
FBO Mayo Foundation A/C 22-05192
P.O. Box 92956
Chicago, IL  60675

Denali Master Fund LP                                                                              7.7
Attn:  Scott Ramsey
C/O Admiral Administration Ltd.
P.O. Box 32021 SMB Anchorage Centre, 2nd Floor
Grand Cayman,  Grand Cayman Islands

Cormorant Fund                                                                                     5.6
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
The Northern Trust Tr.                                                                            20.4
Mars Benefit Trust
P.O. Box 92956
Chicago, IL  60675

Northern Trust Company                                                                            18.2
As Cust FBO The Cheyne Walk Trust A/C #26-055808
Attn:  Mutual Funds
P.O. Box 92956
Chicago, IL  60675

Hugheson Limited                                                                                  12.2
Attn:  Charlotte Fenn
P.O. Box 705 GT
Grand Cayman, Cayman Islands

Gordon Family Trust                                                                                9.8
1325 Airmotive Way, Suite 340
Reno, NV  89502

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Evergreen Asset Allocation Fund                                                                   69.2
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

GMO Global Balanced Asset Allocation Fund                                                         11.2
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110

Trust for Millipore Corporation Invested Employee Plans - DBF                                      6.8
Attn Nancy Booth, Benefits Manager - Millipore Corporation
290 Concord Road
Billerica, MA  01821

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Evergreen Asset Allocation Fund                                                                   45.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Bost & Co A/C NYXF174740 (Verizon-Core Plus)                                                      24.1
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

The Northern Trust Company as Trustee FBO Mayo Foundation                                          7.0
    A/C 22-05191 USB 2
P.O. Box 92956
Chicago, IL 60675

GMO Global Balanced Asset Allocation Fund                                                          6.6
Attn: Ms.Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

JP Morgan Chase Bank                                                                               6.0
As Trustee for GMAM Group Pension Trust II
Attn: Marc Pinsky Assistant Vice President
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

The Northern Trust Company as Trustee FBO Mayo Foundation                                          5.4
    A/C 26-07633 USB
P.O. Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Boston & Co. A/C NYXF1049812 (Verizon-IBF)                                                        20.4
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Evergreen Asset Allocation Fund                                                                   20.1
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Saturn & Co. A/C 4600712 FBO The John Hancock Financial                                           17.6
    Service Inc. Pension Plan
c/o Investors Bank & Trust Company
PO Box 9130 FPG90
Boston, MA 02117-9130

        Name and Address                                                                       % Ownership
        ----------------                                                                       -----------
The University of Chicago                                                                         10.1
Attn Regina Manikowski
450 N Cityfront Plaza Dr.
Suite 440
Chicago, IL 60611

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Bond Fund as of June 2, 2004:

        Name and Address                                                                       % Ownership
        ----------------                                                                       -----------
Evergreen Asset Allocation Fund                                                                   21.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Benchmark-Free Allocation Fund                                                                18.1
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

JP Morgan Chase Bank, as Trustee for GMAM Group Pension Trust II                                  17.7
Attn Marc Pinsky
Assistant Vice President
3 Chase ME
Brooklyn, NY 11245

State Street Nominees Ltd. AC JFBA                                                                10.1
Attn Eileen Crow
Settlements
525 Ferry Rd.
Edinburg, Scotland, EH5 2AW

GMO Global Balanced Asset Allocation Fund                                                          6.7
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
General Retirement System of the City of Detroit                                                  39.6
Attn Joseph Glanton
908 Coleman A Young Municipal Center
Detroit, MI 48226

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Fresno County Employees' Retirement Association                                                   34.8
PO Box 911
Fresno, CA 93714-0911

The University of North Carolina at Chapel Hill Foundation                                         6.5
      Investment Fund Inc. Global Fixed Income Account
      Investment Office
308 West Rosemary Street, Suite 203
Chapel Hill, NC 27516

Wendel & Company A/C 415307                                                                        6.2
FBO Energen Corp
C/O The Bank of New York
Mutual Fund Reorg Dept. P.O. Box 1066
Wall Street
New York, NY 10268

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 2, 2004:

                       Name and Address                                                        % Ownership
                       ----------------                                                        -----------
GMO Emerging Country Debt Share Fund                                                              10.5
Attn Rick Okerman
40 Rowes Wharf
Boston, MA  02110

Boston Safe Deposit & Trust Co. FBO the Philips Electronics North                                  7.6
    America Corp. Master Retirement Trust
Attn Mr. Jeff Gazo
135 Santilli Highway
Everett, MA  02149

Jayvee & Co. for CIBC Mellon Trust Co                                                              6.8
Trustee of the CN Pension Trust Funds
Attn LP Constantin
320 Bay Street 6th Floor
Toronto, Ontario  M5H 4A6

Private Syndicate Pty Ltd. as Trustee of the Alternative Investment                                6.0
    Private Syndicate
Attn Mr. Peter A Norman
Level 18, 321 Exhibition Street
Melbourne, Victoria 3000, Australia

University of Southern California                                                                  5.2
Attn Jeffery Fischer
840 Childs Way BKS 402
Los Angeles, CA 90089-2541

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
State Street of Wisconsin Investment Board (SWIB) Fixed Trust                                     21.2
     Fund
Attn: Janice Anderson
P.O. Box 7842
Madison, WI 53707

GMAM Group Pension Trust II                                                                       21.1
JP Morgan Chase Bank
Donald E. Johnson
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

San Francisco City & County Retirement System                                                     16.4
Attn Ted Wong, Head Accountant
30 Van Ness Avenue, Suite 3000
San Francisco, CA 94102

Pension Reserves Investment Trust                                                                 14.9
Attn:  Stan Mavromates
84 State Street, Suite 250
Boston, MA 02144

GMO Benchmark-Free Allocation Fund                                                                 6.5
Attn: Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Share Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Sprint Corporate Master Trust                                                                     73.4
6220 Sprint Parkway
Overland Park, KS  66251

Fidelity Investments Institutional Operations Company (FIIOC) as                                  26.6
    Agent For Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 2, 2004:

                     Name and Address                                                          % Ownership
                     ----------------                                                          -----------
Comprehensive Care Management Corporation - Risk Reserve                                          22.9
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

Comprehensive Care Management Corporation - Unrestricted                                          12.8
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

Beth Abraham Health Services                                                                      12.7
Specific Purpose Funds
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

Alexander & Margaret Stewart Trust                                                                10.6
Attn Mr. William J Bierbower
888 17th Street NW
Suite 210
Washington, DC 20006

Beth Abraham Health Services                                                                       9.8
Third Party Liability
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

GMO Global Balanced Asset Allocation Fund                                                          8.8
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Alpha Only Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Evergreen Asset Allocation Fund                                                                   70.4
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

GMO Global Balanced Asset Allocation Fund                                                         14.7
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Municipal Fire & Police Retirement System of Iowa                                                  7.1
Attn Dennis Jacobs
2836 104th Street
Des Moines, IA  50322

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
GMO Benchmark-Free Allocation Fund                                                                21.5
Attn Julie Cody
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Evergreen Asset Allocation Fund                                                                   18.9
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

The Northern Trust Company, Trustee of the Aerospace Corporation                                  12.5
Employees Retirement Plan Trust
Attn Mutual Funds
PO Box 92956
Chicago, IL 60675

Bost & Co. A/C NYXF1776462 (Verizon IIX)                                                           7.7
Attn Mutual Funds Ops
P.O. Box 3198
Pittsburgh, PA 15230-3198

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Hartford Hospital                                                                                 12.7
Attn: John M. Biancamano Vice President Finance
80 Seymour Street
P.O. Box 503
Hartford, CT  06102

The Hershey Foods Corporation Master                                                               8.3
Retirement Trust
Attn: James G. Nolan Assistant Treasurer
Benefit Plan Asset Management Dept.
100 Crystal A Drive
Hershey, PA  17033

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Fleet National Bank FBO Harfd Hosp                                                                 7.9
Attn: Funds Processing NYUT37404A
P.O. Box 92750
Rochester, NY 14692

Wenner-Gren Foundation                                                                             6.5
Attn Maugha Kenny
220 Fifth Avenue
New York, NY 10001-7780

Regenstrief Foundation Inc.                                                                        6.3
Global Equity Fund
9292 North Meridian Street, Suite 202
Indianapolis, IN 46202

The Eli and Edythe L Broad Foundation                                                              5.9
Attn: Peter Adamson
10900 Wilshire BLVD
12th Floor
Los Angeles, CA 90024

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
The Ministers and Missionaries Benefit                                                            20.4
Board of American Baptist Churches
Attn: Steven Chain Manager Investment Analyst
475 Riverside Drive
Suite 1700
New York, NY 10115

Highland Hospital of Rochester Retirement Plan                                                     6.7
Attn Leonard J Shute
1000 South Avenue
Box 39
Rochester, NY 14620

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Allocation Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
SEI Private Trust Company                                                                         20.8
C/O Mellon Bank FBO 10114349100
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Winchester Medical Center                                                                         16.2
Attn: Craig Lewis Sr. Vice President and CFO
1840 Amherst Street
Winchester, VA 22601

The Christy-Houston Foundation Inc.                                                                8.8
Attn: Robert B. Mifflin
1296 Dow Street
Murfreesboro, TN 37130

Hampden-Sydney College                                                                             5.9
Attn: C. Norman Krueger
College Road
P.O. Box 127
Hampden-Sydney, VA 23943

Winchester Regional Health System                                                                  5.5
Retirement Plan
Attn: Craig Lewis Sr. Vice President and CFO
1840 Amherst Street
Winchester, VA 22601

The Alleghany Foundation                                                                           5.3
Attn: Lewis M. Nelson Jr.
P.O. Box 1176
Covington, VA 24426

Regime De Retraite Des Employees ET                                                                5.1
Employes De La Ville De Sherbrooke
Attn:  MME Patrizia Pessina
145 Wellington Nord
Sherbrooke, Quebec Canada J1H 5C1

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Benchmark-Free Allocation Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Screen Actors Guild Producers Pension Plan                                                        22.0
Attn:  Keith Walker A/R & Finance Manager
3601 West Olive Avenue
Burbank, CA 91505

The Ministers and Missionaries Benefit Board of American                                          14.0
     Baptist Churches
Attn: Steven Chin Manager/Investment Analyst
475 Riverside Drive Suite 1700
New York, NY 10115

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
Partners Healthcare System Inc. Pooled Investment Accounts                                         7.3
     Long Term Pool
Attn: William N. Donovan
101 Merrimac Street Treasury 4th Floor
Boston, MA 02114

Hoag Memorial Hospital Presbyterian                                                                6.5
Attn: Jennifer Mitzner CFO
One Hoag Drive
Newport Beach, CA 92658

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 2, 2004:

              Name and Address                                                                 % Ownership
              ----------------                                                                 -----------
The Board of Trustees of the University of Illinois                                               32.9
Attn Janet M. Ford
247 Henry Administration Building
506 South Wright Street
Urbana, IL  61801

The Employees Cash Balance Retirement Plan of the Turner Corp                                     22.9
Attn Lori Willox
901 Main Street, Suite 4900
Dallas, TX  75202

Patterson & Co. FBO Pension Plan Employees of Tietex                                              10.7
    1040006367
Attn April Withers
1525 West WT Harris Blvd
NC-1151 Charlotte, NC 28288

Catholic Diocese of Kansas City- ST Joseph As Trustee for Lay                                      9.3
    Retirement Plan
Attn David A. Malanowski
300 E 36th Street
Kansas City,  MO  64111

Wadsworth Atheneum Museum of Art                                                                   8.3
Attn David Baxter
600 Main Street
Hartford,  CT  06103

Regime De Retraite Des Employees ET Employees De La Ville                                          7.6
    De Sherbrooke
Attn MME Patrizia Pessina
145 Wellington Nord
Sherbrooke Quebec, Canada J1H 5C1

                                  OTHER MATTERS

The Government of India's Enforcement Directorate has filed a civil action alleging that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in the stock markets in India and has placed certain restrictions (including a lien) on Emerging Markets Fund's accounts in India while the investigation remains on-going. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.09% of the Fund's total assets as of June 10, 2004. The valuation of this possible claim and all matters relating to the Fund's response to these charges are subject to the supervision and control of the Trust's Board of Trustees. Emerging Markets Fund's costs in respect of this matter are being treated as an extraordinary expense.

In addition, certain Funds (all of the Fixed Income Funds (except Emerging Country Debt Share Fund and Alpha Only Fund), Emerging Markets Fund, and Global (U.S.+) Equity Allocation Fund) have indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Special Purpose Holding Fund. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 18, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio ("Bankruptcy Court"). The Trust, on behalf of the GMO Special Purpose Holding Fund, has joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE and certain other parties. GMO Special Purpose Holding Fund's costs in respect of this matter are being treated as an extraordinary expense. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 29, 2004 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to the Alpha LIBOR Fund (currently known as "Special Purpose Holding Fund"), the Short-Duration Collateral Fund, and the Taiwan Fund) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for each class of shares of each Fund of the Trust (except for the Special Purpose Holding Fund, Short-Duration Collateral Fund, and Taiwan Fund) offering shares of beneficial interest as of February 29, 2004, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 29, 2004.

U.S. Core Fund-Class II

   Net Assets at Value (Equivalent to $13.51 per share based on
40,884,098 shares of beneficial interest outstanding)                                    $      552,424,331

   Offering Price                                                                        $            13.51

U.S. Core Fund-Class III

   Net Assets at Value (Equivalent to $13.54 per share based on
112,106,871 shares of beneficial interest outstanding)                                   $    1,517,457,865

   Offering Price                                                                        $            13.54

U.S. Core Fund-Class IV

   Net Assets at Value (Equivalent to $13.52 per share based on
   52,485,216 shares of beneficial interest outstanding)                                 $      709,525,040

   Offering Price                                                                        $            13.52

U.S. Core Fund-Class V

   Net Assets at Value (Equivalent to $13.51 per share based on
33,187,016 shares of beneficial interest outstanding)                                    $      448,352,435

   Offering Price                                                                        $            13.51

U.S. Core Fund-Class VI

   Net Assets at Value (Equivalent to $13.52 per share based on
40,123,682 shares of beneficial interest outstanding)                                    $      542,274,466

   Offering Price                                                                        $            13.52

Tobacco-Free Core Fund-Class III

   Net Assets at Value (Equivalent to $11.76 per share based on
16,013,075 shares of beneficial interest outstanding)                                    $      188,369,772

   Offering Price                                                                        $            11.76

Tobacco-Free Core Fund-Class IV

   Net Assets at Value (Equivalent to $11.76 per share based on
33,537,067 shares of beneficial interest outstanding)                                    $      394,454,144

   Offering Price                                                                        $            11.76

U.S. Quality Equity Fund-Class III

   Net Assets at Value (Equivalent to $19.93 per share based on
951,581 shares of beneficial interest outstanding)                                       $       18,965,971

   Offering Price                                                                        $            19.93

U.S. Quality Equity Fund-Class IV

   Net Assets at Value (Equivalent to $19.93 per share based on
6,915,000 shares of beneficial interest outstanding)                                     $      137,834,605

   Offering Price                                                                        $            19.93

Appendix A

Value Fund-Class III

   Net Assets at Value (Equivalent to $9.28 per share based on
5,051,910 shares of beneficial interest outstanding)                                     $       46,904,488

   Offering Price                                                                        $             9.28

Intrinsic Value Fund-Class III

   Net Assets at Value (Equivalent to $11.36 per share based on
6,334,682 shares of beneficial interest outstanding)                                     $       71,930,927

   Offering Price                                                                        $            11.36

Growth Fund-Class III

   Net Assets at Value (Equivalent to $19.03 per share based on
22,975,931 shares of beneficial interest outstanding)                                    $      437,199,517

   Offering Price                                                                        $            19.03

Small Cap Value Fund-Class III

   Net Assets at Value (Equivalent to $15.51 per share based on
11,556,176 shares of beneficial interest outstanding)                                    $      179,268,391

   Offering Price ($15.51 x 100/99.50) *                                                 $            15.59

Small Cap Growth Fund-Class III

   Net Assets at Value (Equivalent to $21.78 per share based on
1,912,734 shares of beneficial interest outstanding)                                     $       41,661,608

   Offering Price ($21.78 x 100/99.50) *                                                 $            21.89

Real Estate Fund-Class III

   Net Assets at Value (Equivalent to $14.65 per share based on
13,072,930 shares of beneficial interest outstanding)                                    $      191,457,996

   Offering Price                                                                        $            14.65

Tax-Managed U.S. Equities Fund-Class III
   Net Assets at Value (Equivalent to $11.58 per share based on
5,354,196 shares of beneficial interest outstanding)                                     $       62,026,608

   Offering Price                                                                        $            11.58

Tax-Managed Small Companies Fund-Class III

   Net Assets at Value (Equivalent to $14.80 per share based on
1,657,459 shares of beneficial interest outstanding)                                     $       24,528,646

   Offering Price ($14.80 x 100/99.50) *                                                 $            14.87

International Disciplined Equity Fund-Class III

   Net Assets at Value (Equivalent to $26.75 per share based on
7,525,851 shares of beneficial interest outstanding)                                     $      201,333,385

   Offering Price                                                                        $            26.75

International Disciplined Equity Fund-Class IV

   Net Assets at Value (Equivalent to $26.75 per share based on
902,326 shares of beneficial interest outstanding)                                       $       24,134,116

   Offering Price                                                                        $            26.75

International Intrinsic Value Fund-Class II

   Net Assets at Value (Equivalent to $24.18 per share based on
3,541,033 shares of beneficial interest outstanding)                                     $       85,625,087

--------------------
*Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Offering Price                                                                        $            24.18

International Intrinsic Value Fund-Class III

   Net Assets at Value (Equivalent to $24.32 per share based on
55,540,109 shares of beneficial interest outstanding)                                    $    1,350,850,115

   Offering Price                                                                        $            24.32

International Intrinsic Value Fund-Class IV

   Net Assets at Value (Equivalent to $24.31 per share based on
35,517,713 shares of beneficial interest outstanding)                                    $      863,612,163

   Offering Price                                                                        $            24.31

International Growth Fund-Class III

   Net Assets at Value (Equivalent to $23.67 per share based on
23,874,622 shares of beneficial interest outstanding)                                    $      565,104,137

   Offering Price                                                                        $            23.67

Currency Hedged International Equity Fund-Class III

   Net Assets at Value (Equivalent to $7.33 per share based on
21,894,873 shares of beneficial interest outstanding)                                    $      160,586,015

   Offering Price                                                                        $             7.33

Foreign Fund-Class II

   Net Assets at Value (Equivalent to $13.29 per share based on
58,782,035 shares of beneficial interest outstanding)                                    $      781,447,788

   Offering Price                                                                        $            13.29

Foreign Fund-Class III

   Net Assets at Value (Equivalent to $13.34 per share based on
169,480,452 shares of beneficial interest outstanding)                                   $    2,260,045,925

   Offering Price                                                                        $            13.34

Foreign Fund-Class IV

   Net Assets at Value (Equivalent to $13.34 per share based on
69,208,520 shares of beneficial interest outstanding)                                    $      923,221,324

   Offering Price                                                                        $            13.34

Foreign Small Companies Fund-Class III

   Net Assets at Value (Equivalent to $14.79 per share based on
32,513,610 shares of beneficial interest outstanding)                                    $      480,966,088

   Offering Price                                                                        $            14.79

Foreign Small Companies Fund-Class IV

   Net Assets at Value (Equivalent to $14.80 per share based on
22,552,825 shares of beneficial interest outstanding)                                    $      333,731,037
   Offering Price                                                                        $            14.80
International Small Companies Fund-Class III

   Net Assets at Value (Equivalent to $17.09 per share based on
93,167,933 shares of beneficial interest outstanding)                                    $    1,592,464,085

   Offering Price ($17.09 x 100/99.40)(4)                                                $            17.19

Emerging Markets Fund-Class III

--------------------
(4) Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Net Assets at Value (Equivalent to $15.78 per share based on
258,558,099 shares of beneficial interest outstanding)                                   $    4,079,171,650

   Offering Price ($15.78 x 100/99.20)*                                                  $            15.91

Emerging Markets Fund-Class IV

   Net Assets at Value (Equivalent to $15.75 per share based on
114,253,154 shares of beneficial interest outstanding)                                   $    1,799,735,580

   Offering Price ($15.75 x 100/99.20)*                                                  $            15.88

Emerging Markets Fund-Class V

   Net Assets at Value (Equivalent to $15.77 per share based on
24,239,528 shares of beneficial interest outstanding)                                    $      382,193,288

   Offering Price ($15.77 x 100/99.20)*                                                  $            15.90

Emerging Markets Fund-Class VI

   Net Assets at Value (Equivalent to $15.76 per share based on
55,830,187 shares of beneficial interest outstanding)                                    $      879,836,886

   Offering Price ($15.76 x 100/99.20)*                                                  $            15.89

Emerging Countries Fund-Class III

   Net Assets at Value (Equivalent to $14.99 per share based on
16,663,603 shares of beneficial interest outstanding)                                    $      249,843,728

   Offering Price                                                                        $            14.99
Emerging Markets Quality Fund-Class III

   Net Assets at Value (Equivalent to $13.77 per share based on
10,285,922 shares of beneficial interest outstanding)                                    $      141,614,468

   Offering Price ($13.77 x 100/99.20)*                                                  $            13.88

Tax-Managed International Equities Fund-Class III

   Net Assets at Value (Equivalent to $13.19 per share based on
22,096,725 shares of beneficial interest outstanding)                                    $      291,360,289

   Offering Price                                                                        $            13.19

Domestic Bond Fund-Class III

   Net Assets at Value (Equivalent to $10.07 per share based on
37,074,554 shares of beneficial interest outstanding)                                    $      373,276,816

   Offering Price                                                                        $            10.07

Core Plus Bond Fund-Class III

   Net Assets at Value (Equivalent to $10.40 per share based on
57,981,714 shares of beneficial interest outstanding)                                    $      602,824,137
   Offering Price                                                                        $            10.40
International Bond Fund-Class III

   Net Assets at Value (Equivalent to $10.38 per share based on
26,114,792 shares of beneficial interest outstanding)                                    $      271,014,558
   Offering Price                                                                        $            10.38
Currency Hedged International Bond Fund-Class III

   Net Assets at Value (Equivalent to $9.16 per share based on
24,342,430 shares of beneficial interest outstanding)                                    $      222,872,460


-----------------------
*Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Offering Price                                                                        $             9.16

Global Bond Fund-Class III

   Net Assets at Value (Equivalent to $8.73 per share based on
15,894,686 shares of beneficial interest outstanding)                                    $      138,684,340

   Offering Price                                                                        $             8.73

Emerging Country Debt Fund-Class III

   Net Assets at Value (Equivalent to $10.51 per share based on
88,054,469 shares of beneficial interest outstanding)                                    $      925,649,810

   Offering Price ($10.51 x 100/99.50)*                                                  $            10.56

Emerging Country Debt Fund-Class IV

   Net Assets at Value (Equivalent to $10.51 per share based on
117,818,415 shares of beneficial interest outstanding)                                   $    1,238,588,666

   Offering Price ($10.51 x 100/99.50)*                                                  $            10.56

Emerging Country Debt Share Fund - Class III

   Net Assets at Value (Equivalent to $10.05 per share based on
10,046,829 shares of beneficial interest outstanding)                                    $      100,942,676

   Offering Price                                                                        $            10.05

Short-Duration Investment Fund-Class III

   Net Assets at Value (Equivalent to $8.75 per share based on
5,043,814 shares of beneficial interest outstanding)                                     $       44,155,722

   Offering Price                                                                        $             8.75

Alpha Only Fund-Class III

   Net Assets at Value (Equivalent to $9.99 per share based on
7,494,273 shares of beneficial interest outstanding)                                     $       74,840,548

   Offering Price ($9.99 x 100/99.88)*                                                   $            10.00

Inflation Indexed Bond Fund-Class III

   Net Assets at Value (Equivalent to $12.02 per share based on
34,578,843 shares of beneficial interest outstanding)                                    $      415,613,813

   Offering Price                                                                        $            12.02

Benchmark-Free Allocation Fund-Class III

   Net Assets at Value (Equivalent to $24.28 per share based on
11,842,067 shares of beneficial interest outstanding)                                    $      287,490,360

   Offering Price ($24.28 x 100/99.63)*                                                  $            24.37

International Equity Allocation Fund-Class III

   Net Assets at Value (Equivalent to $12.83 per share based on
19,972,739 shares of beneficial interest outstanding)                                    $      256,276,770

   Offering Price ($12.83 x 100/99.83)*                                                  $            12.85

Global Balanced Asset Allocation Fund-Class III

   Net Assets at Value (Equivalent to $10.74 per share based on
42,248,648 shares of beneficial interest outstanding)                                    $      453,807,133

------------------------
*Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Offering Price ($10.74 x 100/99.87)*                                                  $            10.75

Global (U.S.+) Equity Allocation Fund-Class III

   Net Assets at Value (Equivalent to $10.86 per share based on
20,528,696 shares of beneficial interest outstanding)                                    $      222,855,901

   Offering Price ($10.86 x 100/99.83)*                                                  $            10.88

U.S. Sector Fund-Class III

   Net Assets at Value (Equivalent to $6.40 per share based on
11,466,914 shares of beneficial interest outstanding)                                    $       73,342,360

   Offering Price ($6.40 x 100/99.85)*                                                   $             6.41

------------------------
*Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix B

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix B

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.   STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.  REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.   DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix C

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy,

Appendix C

or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis,

Appendix C

considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting

Appendix C

rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Appendix C

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

      Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management

Appendix C

demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix C

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix C

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix C

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Appendix C

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix D

               SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

Following is information as of June 21, 2004 about certain strategies of the Manager, which is available on a website maintained by the Manager at http://www.gmo.com.

GMO U.S. Core Strategy

The GMO U.S. Core Strategy seeks to outperform the S&P 500 Index by 2% per annum over a complete market cycle with low risk relative to the benchmark. The GMO U.S. Core Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market.

The investment process for the GMO U.S. Core Strategy begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/normalized earnings and (3) momentum. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio may increase.

The GMO U.S. Core Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 200-250 stocks.

U.S. Quality Strategy

The GMO U.S. Quality Strategy seeks to outperform the S&P 500 by 3% per annum over a complete market cycle with lower absolute risk than the benchmark. The GMO Quality Strategy is a structured portfolio that uses fundamental investment principals and quantitative applications to provide excess returns to the S&P 500 and, importantly, to provide some protection to large cap U.S. investments in the event that corporate debt burdens ever lead to a credit crisis. The benefit of owning a large cap portfolio in any financial crisis is evident: the government is much more likely to bail out large companies which employ thousands of people than it would consider rescuing a small manufacturer. The investment process for the GMO U.S. Quality Strategy begins with a large and liquid universe, representing the largest 600 capitalized stocks in the U.S. market. How does GMO define large cap quality companies? A company must meet all of the following three criteria:

   low leverage
   high profitability
   low earnings volatility

Failure to meet any one of these criteria excludes a stock from the investable universe.

Appendix D

To select stocks from this universe, GMO uses a proprietary, time-tested stock selection metric: Price-to- Intrinsic Value. This valuation approach systematically identifies "franchise" companies - and by that we mean companies which are able to maintain high levels of profitability over longer time periods than the market in general - thus evading any tendency for profits to regress to mean levels. In addition, this stock selection approach has the added benefit of differentiating between "good" growth and "bad" growth: only companies that can deliver returns in excess of their cost of capital should be rewarded with high growth. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups and position sizes. Trades are executed using a proprietary trading model and the resulting portfolio typically holds about 50 to 60 stocks.

U.S. Active Strategy

The GMO U.S. Active Strategy is a large-capitalization equity strategy benchmarked versus the Russell 1000 Value Index. The Strategy is managed by GMO's U.S. Active Division, which utilizes a combination of fundamental security research and quantitative discipline to identify attractive investments. It seeks to outperform the benchmark by 300 basis points per annum over a market cycle with moderate risk relative to the benchmark.

The Strategy makes equity investments typically chosen from the benchmark, with an emphasis on large-capitalization securities. The eligible investment universe is determined by applying GMO's proprietary Intrinsic Value Model (dividend discount model) to narrow the universe to approximately 150 investment candidates. The model attempts to systematically identify a group of attractively valued stocks that are biased for success. In addition, this universe of securities typically has better quality characteristics than the benchmark. From this universe, the team's stock selection is driven by its distinct value bias and traditional fundamental research that attempts to evaluate a potential investment's financial, operational, and management strength. Sources of input include corporate financial releases and Securities and Exchange Commission filings, published company and industry information and analysis, company visits and meeting with senior management officials, and other knowledgeable market participants. This process identifies 70 - 80 securities for inclusion in the GMO U.S. Active Strategy.

The GMO U.S. Active Strategy combines stock selections with the team's fundamental assessment of the attractiveness of sectors/industries and tilts the portfolio accordingly. The manager attempts to control risk by selecting stocks with a value bias. In addition, risk is controlled by adjusting sector weightings and exposure to market capitalization groups. The Manager seeks to manage the fund with moderate risk relative to its benchmark.

Intrinsic Value Strategy

The GMO Intrinsic Value Strategy seeks to outperform the Russell 1000 Value Index by 2% per annum over a complete market cycle with low risk relative to its benchmark. The GMO Intrinsic Value Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized value sector of the U.S. equity market.

Appendix D

The investment process for the GMO Intrinsic Value Strategy begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three disciplines: price/intrinsic value (GMO's proprietary dividend discount model), price/normalized earnings, a traditional value measure, and momentum. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio may increase.

The GMO Intrinsic Value Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups, and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model.

Growth Strategy

The GMO Growth Strategy seeks to outperform the Russell 1000 Growth Index by 2% per annum over a complete market cycle with low risk relative to its benchmark. The GMO Growth Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized growth sector of the U.S. equity market.

The investment process for the GMO Growth Strategy begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three stock disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price momentum; and (3) estimate revision momentum.

The GMO Growth Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model.

Small Cap Value Strategy

The GMO Small Cap Value Strategy seeks to outperform the Russell 2500 Value Index by 2% per annum over a complete market cycle. The GMO Small Cap Value Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap value sector of the U.S. equity market.

The investment process for the GMO Small Cap Value Strategy begins with a universe generally represented by the Russell 2500 Index. Three disciplines are used to evaluate and rank stocks: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2)

Appendix D

price/normalized earnings; and (3) price momentum. Stocks that are inexpensive based on any of these disciplines are ranked highly.

The GMO Small Cap Value Strategy is constructed using a proprietary technique to control risk. Stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact.

Small Cap Growth Strategy

The GMO Small Cap Growth Strategy seeks to outperform the Russell 2500 Growth Index by 2% per annum over a complete market cycle. The GMO Small Cap Growth Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap growth sector of the U.S. equity market.

The investment process for the GMO Small Cap Growth Strategy begins with a universe generally represented by the Russell 2500 Index. Three disciplines are used to evaluate and rank stocks: (1) estimate revision momentum; (2) price momentum; and (3) price to intrinsic value. Stocks that demonstrate strong momentum based on any of these disciplines are ranked highly.

The GMO Small Cap Growth Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The manager attempts to control risk by adjusting sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact.

Real Estate Strategy

The GMO Real Estate Strategy seeks high total return by investing in real estate securities issued by companies that invest in real estate or real estate-related assets and in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate-related companies. The Strategy's goal is to outperform the Morgan Stanley REIT Index by 1.5% per year, net of fees, with low risk relative to its benchmark.

The investment process for the GMO Real Estate Strategy selects from a universe generally represented by the Morgan Stanley REIT Index. The Manager selects stocks from the universe using proprietary quantitative applications to identify stocks that the Manager believes to be undervalued relative to their prices.

The Strategy's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by selecting stocks and adjusting sector weights. The

Appendix D

Manager seeks to manage the Strategy with low risk relative to its benchmark.

Tax-Managed U.S. Equities Strategy

The GMO Tax-Managed U.S. Equities Strategy seeks to outperform the S&P 500 Index after tax by 1%-2% per year over a complete market cycle with low risk relative to its benchmark. The Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide broad exposure to the U.S. equity market for the tax-paying investor.

The investment process for the GMO Tax-Managed U.S. Equities Strategy begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. The Strategy uses quantitative models to forecast the future returns and risks of individual stocks. The Strategy uses two value-based stock selection disciplines in the portfolio, intrinsic value (GMO's proprietary dividend discount model), and normalized earnings; and one momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. Each stock is evaluated monthly versus its history and versus other stocks within the universe. The portfolio balances between different stock selection styles in order to manage the Strategy with low risk relative to the Strategy's benchmark.

The GMO Tax-Managed U.S. Equities Strategy is constructed using a proprietary technique which attempts to simultaneously control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. The tax effects of a proposed trade are considered in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.

Tax-Managed Small Companies Strategy

The GMO Tax-Managed Small Companies Strategy seeks to outperform the Russell 2500 Index after tax by 2%-3% per year over a complete market cycle with moderate risk relative to its benchmark. The Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide small- and mid-cap U.S. equity exposure for the tax-paying investor.

The investment process for the GMO Tax-Managed Small Companies Strategy begins with a universe represented by the 3000 (ex-Top 500) largest capitalized stocks in the U.S. market. The Strategy uses quantitative models to forecast the future returns and risks of individual stocks. The Strategy uses two value-based stock selection disciplines in the portfolio, intrinsic value (GMO's proprietary dividend discount model), and normalized earnings; and one momentum-based stock selection discipline. The models take as input historical, current,

Appendix D

and future estimates of financial data and relate this data to future return patterns. Each stock is evaluated monthly versus its history and versus other stocks within the universe. The portfolio balances between different stock selection styles in order to manage the Strategy with moderate risk relative to the Strategy's benchmark.

The GMO Tax-Managed Small Companies Strategy is constructed using a proprietary technique which attempts to simultaneously control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. The tax effects of a proposed trade are considered in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.

International Disciplined Equity Strategy

GMO's International Disciplined Equity Strategy invests in a diversified portfolio of equities from the world's developed markets outside of the United States. This portfolio seeks to outperform the MSCI EAFE index by 2% per annum, net of fees, while maintaining a low level of risk relative to the benchmark. The target tracking error is 3.5%.

The investment process for the International Disciplined Equity Strategy begins with a universe of approximately 2500 equity securities. Stocks are ranked based on a blend of valuation and momentum factors. Valuation is based on measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. Momentum is measured through stock price performance and earnings estimate revisions. The momentum measures are designed to identify stocks with strong fundamentals in the shorter term that are likely to outperform regardless of their valuation. The Strategy holds securities that score highly on valuation and/or momentum. The blend is designed to produce a style balanced portfolio with moderate tracking error against a benchmark. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. Industry sector allocation is a by-product of stock selection, tempered by risk control.

The final portfolio is constructed through a portfolio optimization process. The optimization trades off a stock's attractiveness against its contribution to the risk of the portfolio in

Appendix D

comparison to the benchmark. Furthermore, buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, and other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover ranges between 50%-70% each way.

International Intrinsic Value Strategy

The GMO International Intrinsic Value Strategy seeks to outperform the S&P/Citigroup PMI EPAC Value Index by 3% per annum, net of fees. The Strategy is a disciplined value portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity exposure, while attempting to control risk relative to the benchmark.

The International Intrinsic Value Strategy is constructed using a portfolio optimization process that weighs the trade-off of a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, as well as other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover is 50% each way.

The investment process for the International Intrinsic Value Strategy begins with a universe of approximately 2500 stocks from developed markets outside the U.S. The Strategy uses primarily disciplined value techniques to assess securities. Stocks are ranked on valuation measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy also uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. The Strategy also uses price momentum and earnings revision factors to rank stocks that pass a valuation screen. The Strategy holds securities that score highly on these parameters. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. Industry sector allocation is a byproduct of stock selection, tempered by risk control.

International Growth Strategy

GMO's International Growth Strategy holds a portfolio of stocks with higher than average expected growth, drawn from the world's markets outside of the United States. This strategy capitalizes on GMO's research strength and experience in quantitatively managing

Appendix D

international equities since 1987 and U.S. equities since 1981.

GMO's International Growth Strategy is benchmarked against the S&P/Citigroup PMI EPAC Growth Index of larger capitalization growth stocks from developed markets in Europe and the Pacific Rim. GMO believes this index represents the state of the art in international style benchmarking. The portfolio holds growth companies diversified across countries and sectors. GMO aims to outperform the benchmark by +3%/year, with a tracking error of +/-5%. The portfolio typically holds about 200 equity securities. Annual turnover is expected to range between 50% to 100%.

Stock Selection: GMO seeks to add value by capitalizing on inefficiencies we perceive in the pricing of growth stocks. One inefficiency is that the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future. A second inefficiency is that investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. GMO's International Growth Strategy combines two stock selection disciplines that have a successful history of adding value within GMO managed portfolios. One discipline is price and earnings momentum. Momentum measures are key leading indicators of growth. Intuition and historical analysis show that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects. And crucially, they have superior growth potential that is not fully captured in the current price. This is a pure growth approach rooted in the philosophy that a focus on improving fundamentals alone will provide good investment results. GMO's proprietary dividend discount model is the firm's flagship strategy across all quantitative equity products. A key component of this model is an assessment of a firm's franchise quality based on current and historical accounting data. Intuition and historical analysis show that high franchise quality firms are able to sustain high growth farther into the future and are hence worth a significant valuation premium. This discipline is a valuation based approach that computes a fair value, and invests in those companies that are attractively priced. But typically many of the best values lie within the growth half of the universe. To focus this discipline as a growth at a reasonable price strategy, GMO selects securities from within a universe prescreened for growth via membership in the growth benchmark.

Country Analysis: The portfolio maintains diversification across countries. Bottom up security selection tilts the portfolio towards those countries where growth prospects are highest or are most undervalued. In addition the portfolio manager considers top down factors that influence the growth potential of a particular country, such as currency valuation.

The final portfolio is constructed using a quantitative optimization process. This trades off predicted performance against criteria of risk control, trading costs, and liquidity.

Currency Hedged International Equity Strategy

The GMO Currency Hedged International Equity Strategy seeks to outperform the MSCI EAFE (Hedged) Index by 2%-3% per annum, net of fees while attempting to control risk relative to the benchmark. The Strategy is a disciplined portfolio which uses fundamental

Appendix D

investment principles and quantitative applications to provide broad international equity exposure and maintain a hedge against falling foreign currency exchange rates.

The Strategy invests primarily in the International Disciplined Equity Strategy, International Intrinsic Value Strategy and International Growth Strategy. The Strategy's assets are allocated among these underlying strategys based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate among the underlying Strategys based on the Manager's evaluation of 1) the underlying Strategys' investments in individual stocks; (2) the underlying Strategys' weighting of investments in particular countries or regions; and (3) the expected costs of investment alternatives. The Manager used fundamental and quantitative investment principles to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments and interest rates. The Strategy will look through to the underlying strategys' holdings to measure base currency exposure and then attempt to apply a currency overlay to hedge at least 70% of the foreign currency exposure in the underlying strategys' investments back to the U.S. dollar. In addition, the Strategy may take active positions relative to a fully hedged benchmark.

The underlying strategys are constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Trading baskets are then compiled with a mindful eye on trading impact. The resulting portfolios are implemented through the use of securities, financial futures and foreign exchange contracts.

International Active EAFE Strategy

GMO's International Active Division manages international equity products including the GMO International Active EAFE Strategy. We seek to outperform the MSCI EAFE Index by 300 basis points net of fees per annum over a cycle. International Active has established itself as a disciplined fundamental value investor with a 22-year track record. Asset growth and portfolio turnover are controlled to safeguard value added.

The methodology for International Active is value driven at both the stock and country level. We combine fundamental and quantitative research to deliver excess return over MSCI EAFE. The portfolio may invest between 0-10% in emerging market equities. Stock picking has delivered 65% of the value since the inception, while 35% has come from country picking. About 1400 international companies pass the initial quantitative valuation screens at the company and industry level and appear attractive. We separate companies with deservedly low valuations from those that represent investment opportunities. The portfolio managers and analysts then launch their fundamental assault on these companies that are most likely to win. Companies are scrutinized for financial, operational and managerial strength. The companies are analyzed against their global, regional and local industry peers. Company visits to evaluate the management and production facilities are an integral part of

Appendix D

the process. Selection of companies and their weight in the portfolio is the responsibility of each country manager. The International Active Country Model employs a disciplined quantitative screening process combined with fundamental insights on the markets by the investment team. The first measure of value is our price to fair value model, a proprietary dividend discount model based on an estimate of each country's future GDP growth rate, the current market yield and a discount factor. Other value measures used are the aggregate market price to earnings and price to book ratios. Over- and under- weightings relative to the EAFE Index are determined by a cumulative value score for each country and by input from the portfolio management team. Market valuations change very gradually and excessive turnover is costly to the portfolio.

The portfolios managed by International Active have diversified stock positions and may have, depending on market valuations, large country bets against the EAFE Index. The portfolios may be up to 30% hedged. There is no cross hedging in this product.

International Active Foreign Small Companies Strategy

GMO's Active International Division manages international equity products including the GMO Foreign Small Companies Strategy. The Strategy seeks to outperform the S&P/Citigroup EMI World ex-U.S. Index by 400 basis points net of fees per annum over a cycle. The Active International Division has established itself as a disciplined fundamental value investor with a 22-year track record in the international markets.

The methodology for International Active is value driven at both the stock and country level. We combine fundamental and quantitative research to deliver excess return over S&P/Citigroup EMI World ex-U.S. We screen to identify the 30% small capitalization stocks in each country that represent the best potential value on P/E, P/BK, P/CE, and Yield. We also quantitatively analyze the companies relative to their industry. This creates a pool of companies that pass the initial valuation screens and appear attractive. We separate companies with deservedly low valuations from those that represent investment opportunities. The portfolio managers and analysts then perform fundamental analysis on the companies that are most likely to win. Companies are scrutinized for financial, operational and managerial strength. Company visits to evaluate the management and production facilities are an integral part of the process. Selection of companies and their weight in the portfolio is the responsibility of each country manager. The International Active Country Model employs a disciplined quantitative screening process combined with fundamental insights on the markets by the investment team. Portfolio construction determines country weights by valuation measures. The first measure of value used is our price to fair value model, a dividend discount model based on an estimate of each country's future GDP growth rate, the current market yield and a discount factor. Other value measures used are the aggregate market price to earnings and price to book ratios. Over- and underweightings relative to the S&P/Citigroup EMI World ex-U.S. Index are determined by a cumulative value score for each country and by input from the portfolio management team. Market valuations change very gradually and excessive turnover is costly to the portfolio. In addition, the GMO Foreign Small Companies Strategy can invest up to 10% in emerging markets.

Appendix D

The GMO Foreign Small Companies Strategy is constructed on a stock-by-stock basis. Because the primary focus of the strategy is stock selection, country and sector "bets" are incorporated into the portfolio as a result of bottom-up analysis of the fundamental prospects for small value companies.

International Small Companies Strategy

The GMO International Small Companies Strategy is a value oriented portfolio which uses fundamental investment principles and quantitative applications to provide small cap international equity exposure. The strategy seeks to outperform the S&P/Citigroup EMI World ex-U.S. Index by 3%-4% per annum, net of fees.

The investment process for the GMO International Small Companies Strategy begins with a universe of companies in developed and emerging countries (approximately 2500 developed market stocks). The universe is screened to exclude the largest 30% of stocks. Stocks are ranked based on a blend of valuation and momentum factors, with the emphasis placed on valuation. Valuation is based on measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy also uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. Momentum is measured through stock price performance and earnings estimate revisions. The momentum measures are designed to identify stocks with strong fundamentals in the shorter term that are likely to outperform regardless of their valuation. The Strategy holds securities that score highly on valuation and/or momentum. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. The allocation to emerging markets (limited to 10%) is determined by top down valuation. Industry sector allocation is a by-product of stock selection, tempered by risk control.

The final portfolio is constructed through a portfolio optimization process. The optimization trades off a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Furthermore, buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, and other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover ranges between 30%-50% each way.

Emerging Markets Strategy

The GMO Emerging Markets Strategy strives to outperform the S&P/IFCI (Investable) Composite Index by 4% per annum over a 5 year period, with controlled risk relative to its

Appendix D

benchmark. The GMO Emerging Markets Strategy is a structured value portfolio which uses fundamental investment principles and quantitative approaches to provide broad emerging market equity exposure. This strategy has a value bias relative to other emerging markets strategies.

The GMO Emerging Markets Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in emerging countries in Asia, Latin America, the Middle East, Africa and Europe. The Strategy is based on traditional and quantitative tools to analyze valuation levels and seeks to purchase those stocks that can best exploit major inefficiencies between and within various emerging markets. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns. The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models includes: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here, factors such as price-to-book, quality, and forecast earnings momentum are combined to assess the relative attractiveness of each individual stock.

The Emerging Markets portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Emerging Countries Strategy

The GMO Emerging Countries Strategy seeks to outperform the S&P/IFCI (Investable) Composite Index by 3% per annum over a five year period, with controlled risk relative to its benchmark. The GMO Emerging Countries Strategy is a relatively liquid (compared to the GMO Emerging Markets Strategy), structured portfolio which uses fundamental investment principles and quantitative applications to provide broad emerging market equity exposure. This strategy has a value bias relative to other emerging markets strategies.

The GMO Emerging Countries Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in emerging countries in Asia, Latin America, the Middle East, Africa and Europe. The strategy is based on traditional and quantitative tools to analyze valuation levels and seeks to purchase those stocks that can best exploit major inefficiencies between and within various emerging countries. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns.

The investment process begins with a quantitative top-down (country level) analysis based on

Appendix D

a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models include: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here factors such as forecast earnings momentum, earnings revisions, and forecast price-to-earnings are combined to assess the relative attractiveness of each individual stock.

The Emerging Countries portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Asia Strategy

The GMO Asia Strategy seeks high total return through investments in equity and equity-related securities in Asian markets. The Strategy was established to take advantage of opportunities created by the collapse of Asian currencies and markets that began in the latter half of 1997. While the crisis seems to have subsided, the Strategy continues to seek out the countries and companies that will benefit most from both the cyclical recovery and the secular shift to shareholder values. The GMO Asia Strategy seeks to outperform its benchmark, the GMO Asia 7 Index, by 4% annually over a five-year period.

The GMO Asia Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks within the Strategy's universe. This universe is comprised primarily of companies traded in Asian countries other than Japan, including both emerging market and more developed countries. The strategy is based on quantitative and traditional tools that analyze valuation levels and seeks to recommend purchase of those stocks that can best exploit major inefficiencies between and within various Asian markets.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. Fundamental analysis and judgment is overlaid into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities that a strict quantitative approach would potentially miss. A similar independent process is run at the security and sector levels. Here, factors such as fair value and momentum (price and earnings) are combined to assess the relative attractiveness of individual stocks and sectors.

The GMO Asia Strategy portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Appendix D

Tax-Managed International Equities Strategy

The GMO Tax-Managed International Equities Strategy seeks to outperform the MSCI EAFE Index by 2.5%-3.5% per year over a complete market cycle with moderate risk. The Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide broad international equity exposure for the tax-paying investor.

The investment process for the GMO Tax-Managed International Equities Strategy begins with a universe represented by the MSCI EAFE universe plus Canada (approximately 2500 stocks), and may also include emerging markets securities up to a maximum of 15 percent of the portfolio. The Strategy uses quantitative models to forecast the future returns and risks of individual stocks, sectors, and countries. The Strategy uses two value-based stock selection disciplines in the portfolio: intrinsic value (GMO's proprietary dividend discount model) and quality adjusted value; and one momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. Each stock is evaluated monthly versus its history and versus other stocks within the universe. The portfolio balances between different stock selection styles to limit risk relative to the benchmark. In addition to security selection, the portfolio incorporates the broad outlook for each country. Countries are assessed based on valuation, positive market sentiment, longer-term GDP and stock market performance, and a measure of industrial competitiveness based on currency valuation.

The GMO Tax-Managed International Equities Strategy is constructed using a proprietary technique that attempts to simultaneously control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio. Risk is controlled with respect to country and industry weights, market capitalization groups, and style sectors including growth, quality, and cyclical exposure. The tax effects of a proposed trade are considered in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.

Domestic Bond Strategy

Launched in 1994, the GMO Domestic Bond Strategy seeks to outperform the Lehman Brothers U.S. Government Bond Index, which contains U.S. Treasury and Agency securities. The strategy uses a model-driven, top-down approach. The strategy is primarily exposed to the U.S. government and agency markets, matching the duration of the strategy to the index and using security selection to add value. In addition, the strategy may expose a portion of its assets to foreign credit, and it may invest some of its assets in lower-rated securities.

The investment process for the GMO Domestic Bond Strategy begins with a universe of all

Appendix D

available U.S. investment-grade (Baa3/BBB or better as rated by Moody's/Standard & Poor's) bonds. Using fundamental research the manager seeks to identify and purchase those bonds that have a high relative yield spread and are trading at attractive valuation levels. The portfolio management team uses seasoned judgment to value fixed income issues and to select securities. The Strategy's portfolio has a duration of approximately five years.

The portfolio construction process involves searching for undervalued high grade issues. The manager considers option-adjusted yield spreads and issue-specific risk in selecting a given issue. In addition to government issues, the GMO Domestic Bond Strategy may invest a significant portion of its assets in other U.S. dollar-denominated investment grade bonds. The Strategy currently holds a significant amount of highly rated, but less liquid asset-backed securities. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security).

Core Plus Bond Strategy

Launched in 1997, the GMO Core Plus Bond Strategy seeks to outperform the Lehman U.S. Aggregate Bond Index, a benchmark that reflects the universe of USD-denominated, fixed-rate, investment-grade bonds, including government, corporate, agency, asset backed and commercial mortgage-backed securities. GMO adds value versus the benchmark by adding exposure to emerging country debt and via its global bond and currency processes. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

The Strategy employs a core/plus approach, combining active management of global bonds and currencies and emerging debt ("plus") with underlying exposure to a U.S. fixed income portfolio ("core"). Similar to our global bond strategies, global bond and currency exposures are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor. Emerging country debt exposure is achieved via investment (not to exceed 5% of the strategy) in GMO's Emerging Country Debt Fund.

This Strategy typically involves a fund-of-funds structure utilizing GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high-quality, low volatility fixed income instruments, in particular asset-backed securities issues by a range of private and governmental issuers. Backed by such investment, the strategy replicates exposure to "Core" markets using a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds

Appendix D

(which may involve combining a futures contract, swap or option on a fixed income security with a cash equivalent of another fixed income security). Exposure to global bond and currency markets is largely made in the same fashion, although the Strategy may also make direct investments in U.S. or international fixed income securities. Exposure to emerging country debt is achieved by investment in the GMO Emerging Country Debt Fund.

International Bond Strategy

Launched in 1993, the GMO International Bond Strategy seeks to outperform the J.P. Morgan non-U.S. Government Bond Index. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO International Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Currency Hedged International Bond Strategy

Launched in 1994, the GMO Currency Hedged International Bond Strategy seeks to outperform the currency-hedged J.P. Morgan non-U.S. ex-Japan Government Bond Index. Selection of a fully hedged foreign bond benchmark reflects a decision to reduce exposure to foreign currency movements. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models, with at least 80% of the strategy's net currency exposure being to the U.S. dollar. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds

Appendix D

relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO Currency Hedged International Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Global Bond Strategy

Launched in 1995, the GMO Global Bond Strategy seeks to outperform the J.P. Morgan Global Government Bond Index, which includes both U.S. and non-U.S. bonds and currencies. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO Global Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Appendix D

Emerging Country Debt Strategy

Launched in 1994, the Emerging Country Debt Strategy attempts to outperform the J.P. Morgan Emerging Markets Bond Index Global primarily through instrument rather than country selection. The Strategy invests primarily in hard currency instruments of non-investment-grade below Baa3/BBB-) countries, usually bonds or bank notes. The U.S. mutual fund is currently closed to new investment, and the Dublin fund is nearing capacity.

GMO emphasizes issue selection in its investment process, which involves a careful examination of various forms of emerging country debt. GMO utilizes advanced analytical techniques to exploit inefficiencies in the pricing of these sovereign credits. GMO manages the Strategy for total return relative to the benchmark.

The Strategy invests in over 35 different countries around the world and is consequently diversified against risks in a single country. Also, the Strategy attempts to mitigate the risks of default in some countries by entering into credit default swaps, which involve fixed payment by one party in exchange for a specified payment upon a default of the underlying security during the swap period. The Strategy generally has at least 75% of its assets denominated in, or hedged into, U.S. dollars. This Strategy achieves exposure to these investments through investments in "synthetic" bonds and direct investments in fixed income securities, and typically involves investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. GMO typically creates "synthetic" bonds by combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

Short-Duration Investment Strategy

The GMO Short-Duration Investment Strategy was launched in April 1990 with the objective of total return in excess of the strategy's benchmark (J.P. Morgan 3-Month Cash Index). The Strategy is designed to provide current income to the extent consistent with the preservation of capital and liquidity. The portfolio consists of fixed income instruments rated high quality by Standard & Poor's and Moody's Investment Services, or considered by the manager to be of comparable quality.

The universe includes issues of AAA-quality and less than a 5-year maturity. Using fundamental research, the manager seeks to identify and purchase those bonds that have a high relative yield spread. The manager assesses the current interest rate environment and makes modest duration adjustments to add value. The Strategy's portfolio will generally have a duration slightly longer than the three-month duration of the benchmark.

The GMO Short-Duration Investment Strategy is not a money market strategy. Debt securities held by the Strategy with remaining maturities of less than 60 days will be valued at amortized cost unless circumstances dictate otherwise. The Fund may invest in prime commercial paper and master demand notes rated by Moody's and Standard Poor's as A-1, or P1, respectively. This Strategy achieves exposure to these investments typically through

Appendix D

significant investment in shares of GMO Short-Duration Collateral Fund and direct investments in various debt securities issued by the U.S. Government and its agencies, as well as private issuers. GMO Short-Duration Collateral Fund invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. This Strategy may also make use of derivatives.

Inflation Indexed Bond Strategy

Launched in 1997, the GMO Inflation Indexed Bond Strategy seeks to outperform the Lehman U.S. Treasury Inflation Notes Index. The Strategy invests primarily in U.S. Treasury inflation indexed notes, although the Strategy is permitted to add U.S. agency, corporate and sovereign inflation-indexed issues when they present attractive relative value. GMO considers "inflation indexed" bond investments to be those that are "linked" to general measures of inflation because their principal or interest components change with general movements of inflation in the country of issue.

The Strategy first matches the real interest rate duration of the benchmark, then attempts to outperform the benchmark by identifying cheap U.S. Treasury issues. The Strategy may expose a portion of its assts to lower-rated securities and may make use of "synthetic" bonds to implement its strategy. Under normal circumstances, the strategy will invest at least 80% of its assets in inflation indexed bond investments.

The portfolio concentrates on inflation-indexed securities issued by the U.S. Government (and issues by several U.S. Government agencies, such as the Federal Home Loan Bank). Some corporates (e.g., J.P. Morgan) have issued inflation-indexed bonds, and the Strategy is permitted to hold these. While the 7 to 10-year sector represents about 40% of the Strategy presently, holdings of 25 to 30-year inflation indexed securities represent 35%. In addition, the Strategy may also hold bonds issued by foreign governments (e.g., U.K., Canada, Australia and New Zealand). This Strategy achieves exposure to these investments through direct investments in fixed income securities and typically involves significant investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. This Strategy may also make use of "synthetic" bonds, which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

Global Allocation Absolute Return Strategy

The Strategy seeks to generate relatively strong real returns over a market cycle by allocating to undervalued and often unpopular or minor sectors expected to produce relatively strong returns over a market cycle. These include International Small Companies, Emerging Equities and Debt, REITs, TIPS and hedge strategies.

The Strategy is managed by GMO's asset allocation group within its quantitative division and relies on the firm's successful asset allocation approach, augmented by its proprietary

Appendix D

quantitative security selection techniques. The key insight driving the Strategy is GMO's deep understanding of mean reversion: sentiment drives markets and asset sectors far from fair value; economic rationality ensures they return. This insight is explicitly reflected in our 7-year real return and risk forecasts for asset classes and sectors. Dual sources of alpha stem from the allocation of assets to undervalued sectors, and from sector implementation within GMO's traditional strategies and hedge strategies. At the asset allocation level risk settings are determined by each sector's distance from fair value, from our confidence in the sector's alpha, and from sector covariances. Within sectors, risk is controlled through a blend of value and momentum and through GMO's proprietary optimizer.

The Global Allocation Absolute Return Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending on current valuation assessments of global markets, the Strategy may own different proportions of these underlying strategies. The Strategy rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

International Equity Allocation Strategy

The GMO International Equity Allocation Strategy seeks to outperform its benchmark by 3%-4% per annum with lower volatility than its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities in the non-U.S. markets. The resulting portfolio typically provides nearly full exposure to the international equity and fixed income markets.

The investment process for the GMO International Equity Allocation Strategy begins with a universe generally represented by the MSCI AC World ex-U.S. Index. The Strategy's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each underlying strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given asset class.

The International Equity Allocation Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending upon the current valuation assessment of the global marketplace the GMO International Equity Allocation Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

Appendix D

Global Balanced Asset Allocation Strategy

The GMO Global Balanced Allocation Strategy seeks to outperform its benchmark by 2%-3% per annum with low risk relative to its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio typically provides nearly full exposure to global equity and fixed income securities.

The investment process for the GMO Global Balanced Allocation Strategy begins with a universe generally represented by the GMO Global Balanced Blended Benchmark*. The Strategy's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given asset class.

The GMO Global Balanced Allocation Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending upon the current valuation assessment of the global marketplace the GMO Global Balanced Allocation Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

Global Equity Allocation Strategy

The GMO Global Equity Allocation Strategy seeks to outperform its benchmark by 2.5%-3.5% per annum with lower volatility than its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to value countries, sectors, and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio typically provides nearly full exposure to global equity and fixed income securities.

The investment process for the GMO Global Equity Allocation Strategy begins with a universe generally represented by the MSCI AC World Index. The Strategy's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-

Appendix D

added for each underlying strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given asset class.

The GMO Global Equity Allocation Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending upon the current valuation assessment of the global marketplace, the GMO Global Equity Allocation Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

U.S. Broad Market Strategy

The GMO U.S. Broad Market Strategy seeks to outperform the Russell 3000 Index by 2%-3% per annum with lower volatility than its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to allocate assets away from overvalued sectors of the U.S. equity market and into undervalued sectors. The Strategy shifts exposures between large cap value, large cap growth, large cap core, small cap value, small cap growth and real estate/REITs. The GMO U.S. Broad Market Strategy is a structured portfolio which uses fundamental investment principles and quantitative applications to provide broad U.S. equity exposure.

The investment process for the GMO U.S. Broad Market Strategy begins with a universe generally represented by the Wilshire 5000 Stock Index. The Strategy's strategic methodology calculates optimal allocations based on forecasts of relative value among the major sectors of the U.S. equity market. This process analyzes sector and individual security levels based on factors/characteristics such as aggregated price/book, price/fair value, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Specific to REIT valuation, the process analyzes factors such as: price/fair value, price/earnings momentum, short-term sector momentum and property type. Forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each underlying strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given sector.

The GMO U.S. Broad Market Strategy invests in GMO domestic equity strategies (underlying stock and real estate/REIT strategies). Depending upon the current valuation assessment of the different sectors, the GMO U.S. Broad Market Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when cash flows occur, when the investment outlook has changed, or when there has been a significant change in market valuation levels.

                                    GMO TRUST

                        GMO EMERGING MARKETS QUALITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                  September 23, 2004 as revised May 5, 2005

This Statement of Additional Information is not a prospectus. It relates to the Prospectus of the GMO Emerging Markets Quality Fund (the "Fund") dated September 23, 2004, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of the Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at
(617) 346-7646.

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
INVESTMENT OBJECTIVE AND POLICIES..............................      1

FUND INVESTMENTS...............................................      1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.....................      2

TRACKING ERROR.................................................     23

USES OF DERIVATIVES............................................     24

INVESTMENT RESTRICTIONS........................................     27

DETERMINATION OF NET ASSET VALUE...............................     29

DISTRIBUTIONS..................................................     30

TAXES..........................................................     30

MANAGEMENT OF THE TRUST........................................     37

INVESTMENT ADVISORY AND OTHER SERVICES.........................     46

PORTFOLIO TRANSACTIONS.........................................     48

PROXY VOTING POLICIES AND PROCEDURES...........................     50

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES...............     50

MULTIPLE CLASSES...............................................     52

VOTING RIGHTS..................................................     52

SHAREHOLDER AND TRUSTEE LIABILITY..............................     52

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES...........     53

FINANCIAL STATEMENTS...........................................     54

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

The GMO Emerging Markets Quality Fund ( the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.

Throughout this Statement of Additional Information, it is noted that the Fund will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Statement of Additional Information, the word "investments" includes both direct and indirect investments by the Fund. An example of an indirect investment is gaining exposure to the relevant asset type through investments in another Series of the Trust.

                        INVESTMENT OBJECTIVE AND POLICIES

The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                                FUND INVESTMENTS

The following list indicates the types of investments which the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

      -     Domestic Equity Securities

      -     Convertible Securities

      -     Securities of Foreign Issuers

      -     Securities of Emerging Market Issuers or Countries

      -     Depository Receipts

      -     Futures and Options

      -     Swap Contracts

      -     Investment Companies

      -     Government Bonds (Long, Medium, Short)

      -     Foreign Currency Transactions

      -     Shares of Other GMO Trust Funds

      -     Preferred Stock

      -     Securities of Foreign Issuers (Traded on U.S. Exchanges)

      -     Illiquid Securities

      -     Structured Notes

      -     REITS

      -     Repurchase Agreements

      -     Cash and Other High Quality Investments

      -     Corporate Bonds (Long, Medium, Short)

      -     Warrants and Rights

      -     Indexed Securities

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of certain investment practices in which the Fund may engage and the risks associated with their use. Please refer to "Summary of Fund Objective, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage.

PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Fund. The historical portfolio turnover rate for the Fund is shown under the heading "Financial Highlights" in the Prospectus.

Based on the Manager's assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in high portfolio turnover. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

NON-DIVERSIFIED PORTFOLIO

As stated in the Prospectus, the Fund is a "non-diversified" fund under the Investment Company Act of 1940, as amended (the "1940 Act") and, as such, is not required to satisfy the "diversified" requirements under the 1940 Act, which require that at least 75% of the value of a fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purpose of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. As a non-diversified fund, the Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. The Fund must, however, meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market, and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in such countries or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Fund in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Fund in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal, and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

INVESTMENTS IN LATIN AMERICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Fund in Latin America involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Latin America are susceptible to social, political, legal, and operational risks affecting issuers in Latin America countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of Latin American countries may be affected by currency devaluation, and exposed to currency speculators, particularly if the economic or political conditions worsen. In addition, Latin American countries are still facing significant debt and may have fiscal deficits. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. If governments are forced to reschedule or freeze their debt repayment, there could be a negative effect on the stock market.

The economies of some Latin American countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Events affecting these commodities or industries may have an effect on the economy of the country as a whole.

Economies of Latin American countries also may be affected by severe climate changes, particularly earthquakes and floods.

INVESTMENTS IN THE MIDDLE EAST. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Fund in the Middle East involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in the Middle East are susceptible to social, political, legal, and operational risks affecting issuers in the Middle East. In particular, the on-going conflicts in Iraq, Israel, the West Bank and Gaza may affect investments in the Middle East.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. The Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the preceding sections. However, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING

The Fund may make secured loans of portfolio securities. The Manager intends to limit the Fund's portfolio securities on loan at a given time to not more than 33 1/3% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously collateralized by cash or liquid securities at least equal at all times to the market value of the securities lent. Those loans also may be collateralized by shares of other investment companies. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that is expected to be only a portion of the earnings on the collateral. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees.

The Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. The Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to such income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock, tending to increase as the market value of the underlying stock rises, and tending to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise of the warrant or right, a security of the issuer based on the conversion value of the security at the time of exercise. The Fund will normally use warrants and rights in a manner similar to its use of options on securities as described in "Futures and Options" below. The risks of the Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

The Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty will be willing to repurchase the warrant when the Fund wishes to sell the security.

FUTURES AND OPTIONS

The Fund may use futures and options for various purposes. See "Uses of Derivatives" below. The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect the Fund's performance.

OPTIONS. The Fund (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. The Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if the Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Fund, the Manager, and other clients of the Manager may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

The amount of risk the Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser, and, if negative, is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. The Fund will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. The Fund may purchase futures contracts on various securities indexes ("Index Futures"). The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

The Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, the Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

The Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of a currency in which the securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate, and stock price movements within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or such rates move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by a Fund, the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, the Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, the Fund will generally have contractual remedies against such counterparty; however, there is no assurance that the Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, the Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If the Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

The Fund may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures, and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If the Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If the Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Fund may use interest rate caps, floors, and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors, and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Fund's use of interest rate caps, floors, and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

TOTAL RETURN SWAPS. The Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty. Also, if the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options, and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher (by Standard & Poor's or by Moody's Investors Service, Inc. ("Moody's") or if the counterparty had comparable credit, as determined by the Manager) at the time of entering into such transactions. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. The credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars, and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. The Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. The Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the Fund as a result of its investments in such securities cannot be predicted. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States Government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, the Fund may seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies, or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are neither guaranteed nor insured by the U.S. Government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, when the Fund holds U.S. Government Securities or Foreign Government Securities, the value of an investment in the Fund may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which the Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to the Fund's investment in REITs.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Indexed securities in which the Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

The Fund may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of certain bonds (e.g., U.S. Treasury inflation indexed bonds), even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements, and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, the Fund may invest in private investment funds, vehicles, or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is derived from and based upon the securities held by that investment company or UIT. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the net asset value of a basket of stocks. Certain ETFs have obtained an exemptive order from the Securities and Exchange Commission that allows mutual funds, like the Fund, to invest in them in excess of the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, subject to various conditions and undertakings.

                                 TRACKING ERROR

The Manager may consider the Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if the

Fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Fund uses derivatives. The information below is designed to supplement the information included in the Prospectus.

FUNCTION OF DERIVATIVES IN THE FUND. The Fund uses financial derivatives to implement investment decisions. The types of derivatives employed may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. To a significant extent, specific market conditions influence the choice of derivative strategies for the Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in the Fund, although derivative positions may comprise a significant portion of the total assets.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B -- "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by the Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce the Fund's exposure to such counterparty.

                         USE OF DERIVATIVES BY THE FUND

Types of Derivatives Used by the Fund (other than foreign currency derivative transactions)

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities

- Short equity swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

-     Warrants and Rights

Uses of Derivatives by Fund (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: The Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If the Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if the Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

The Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, the Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. The Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Fund will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of the Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

The Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if the Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the Fund

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fund

Hedging

Traditional Hedging: The Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. The Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies.

Anticipatory Hedging: When the Fund enters into a contract for the purchase, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1) Borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) the Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.

(7) Concentrate more than 25% of the value of its total assets in any one industry.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

(9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of the Fund, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under

Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) Change the Fund's Name Policy as set forth in the Fund's "Principal investment strategies" in the Prospectus without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of the Name Policy, the Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund may be changed by the Trust's Trustees without the approval of shareholders.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of the Fund under the heading "Distributions." The Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction. The Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or
(2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

Direct investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. The Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, or is removed as provided in the governing documents of the Trust. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                       NUMBER
                                                                                         OF
                                                                                     PORTFOLIOS
                                                                                         IN
   NAME, DATE OF BIRTH,                                           PRINCIPAL             FUND         OTHER
   AND POSITION(s) HELD              LENGTH OF                  OCCUPATION(s)         COMPLEX    DIRECTORSHIPS
      WITH THE TRUST                TIME SERVED               DURING PAST 5 YEARS     OVERSEEN       HELD
------------------------  -------------------------------    --------------------    ---------- --------------
NON-INTERESTED TRUSTEES

Donald W. Glazer, Esq.    Chairman of the Board of           Consultant -- Business     44       None
Chairman of the Board of  Trustees since March 2005; Lead    and Law1; Vice Chair
Trustees                  Independent Trustee (September     (since 2002) and
DOB: 07/26/1944           2004 - March 2005); Trustee        Secretary, Provant,
                          since December  2000               Inc.; Author of Legal
                                                             Treatises.

Jay O. Light              Since May 1996                     Professor of Business      44       Director of
Trustee                                                      Administration and                  Harvard
DOB: 10/03/1941                                              Senior Associate Dean,              Management
                                                             Harvard University.                 Company, Inc.
                                                                                                 and Verde,
                                                                                                 Inc.; Director
                                                                                                 of Partners
                                                                                                 HealthCare
                                                                                                 System, Inc.
                                                                                                 and Chair of
                                                                                                 its Investment
                                                                                                 Committee.

W. Nicholas Thorndike     Since March 2005                   Director or trustee of     44         Director of
DOB: 03/28/1933                                              various corporations                    Courier
                                                             and charitable                       Corporation (a
                                                             organizations,                       book publisher
                                                             including Courier                         and
                                                             Corporation (a

-----------------------

(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were estimated to be approximately $372,499.47.

                                                             book publisher and                  manufacturer);
                                                             manufacturer) (July                 Member of the
                                                             1989- present); Putnam                Investment
                                                             Funds (December 1992-                Committee of
                                                             June 2004); and                        Partners
                                                             Providence Journal (a                 HealthCare
                                                             newspaper publisher)                 System, Inc.
                                                             (December 1986-
                                                             December 2003).

OFFICERS

                                  POSITION(s) HELD          LENGTH             PRINCIPAL OCCUPATION(s)
 NAME AND DATE OF BIRTH            WITH THE TRUST        OF TIME SERVED           DURING PAST 5 YEARS
-----------------------         -------------------   -------------------   ------------------------------
Scott Eston                     President and Chief   President and Chief   Chief Financial Officer, Chief
DOB: 01/20/1956                 Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                      since October 2002;   and Member, Grantham, Mayo, Van
                                                      Vice President from   Otterloo & Co. LLC.
                                                      August 1998 -
                                                      October 2002.

Susan Randall Harbert           Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB: 04/25/1957                 Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since
                                                      February 1998.

Brent C. Arvidson               Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB: 06/26/1969                                                             Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.

Sheppard N. Burnett             Assistant Treasurer   Since September       Fund Administration Staff, Grantham,
DOB: 10/24/1968                                       2004.                 Mayo, Van Otterloo & Co. LLC (June 2004
                                                                            -- present); Vice President, Director of
                                                                            Tax, Columbia Management Group
                                                                            (2002-2004) and Senior Tax Manager
                                                                            (2000-2002) and Tax Manager (1999-2000),
                                                                            PricewaterhouseCoopers LLP.

Michael E. Gillespie            Chief Compliance      Since March 2005.     Director of Domestic Compliance (March
DOB: 02/18/1958                 Officer                                     2002- June 2004), Fidelity Investments;
                                                                            Vice President and Senior Counsel, State
Vice President of Compliance                                                Street Bank and Trust Company (May 1998-
(June 2004- February 2005) and                                              March 2002).

David Bohan                     Vice President,       Since March 2005.     Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964                 Secretary and                               Van Otterloo & Co. LLC

                                Clerk

                                                                            (September 2003- present); Attorney,
                                                                            Goodwin Procter LLP (September 1996-
                                                                            September 2003).

Julie L. Perniola               Vice President        Vice President,       Anti-Money Laundering Reporting
DOB: 10/07/1970                                       February,             Officer (February 2003- December
                                                      2003-present;         2004) and Chief Compliance
                                                      Anti-Money            Officer (April 1995-present),
                                                      Laundering            Grantham, Mayo, Van Otterloo &
                                                      Compliance Officer,   Co. LLC.
                                                      February
                                                      2003-December 2004.

Cheryl Wakeham                  Vice President and    Since December 2004.  Manager, Client Service
DOB: 10/29/1958                 Anti-Money                                  Administration, Grantham, Mayo,
                                Laundering Officer                          Van Otterloo & Co. LLC (February
                                                                            1999 -- present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 29, 2004, the Independent Trustees/Audit Committee held eight meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 29, 2004, the Pricing Committee held six meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee," the Pricing Committee was renamed the "Investment/Pricing Committee" and the Board formed a third standing committee, the "Governance Committee." The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Funds. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Investment/Pricing Committee oversees the investment activities of the Funds and the valuation of the Funds' securities and other assets, and, to the extent required by the Trust's Pricing Policies, determines the fair value of the Funds' securities or other assets. Mr. Light and Mr. Thorndike are members of the Investment/Pricing Committee, and Mr. Glazer is an alternate member of the Investment/Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including the selection and nomination of candidates to serve as independent trustees of the Trust. Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders wishing to make recommendations for nominees to the Board of Trustees may direct communications to the Trustees as a whole or to specified individual Trustees by submitting such communications to the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

In determining to approve the investment management agreements of new Funds or the annual extension of the investment management agreements of existing Funds, including the Fund, as applicable, the Trustees considered a number of factors common to the Funds. To this end, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Fund" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention to be devoted or devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted or devoted by the Manager to the Funds is appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied or applied by the Manager in managing the Funds. See "Summary of Fund Objective, Principal Investment Strategies and Principal Risks" in the Prospectus. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees concluded that the Manager's investment process, research capabilities, and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided or provided by the Manager to the Funds under the investment advisory and service agreements. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided or provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the Manager's and the Funds' proxy voting policies and procedures (see "Proxy Voting Policies and Procedures" below and Appendix C hereto), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services to be provided or provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers. See "Summary of Fund Objective, Principal Investment Strategies, and Principal Risks" in the Prospectus.

The Trustees also considered information relating to each existing Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus), information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. In evaluating the Funds' advisory fees the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.

In addition, the Independent Trustees met May 24, 2004 with their independent legal counsel to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. Also at that meeting, the Independent Trustees considered the Manager's proposal to establish four new series of the Trust, GMO Real Asset Fund ("Real Asset Fund"), GMO Global Growth Fund ("Global Growth Fund"), GMO Global Equity Allocation Fund ("GEAF"), and GMO U.S. Equity Allocation Fund ("USEAF") (collectively, the "New Funds"), and proposed new management contracts between the Trust, on behalf of the New Funds, and the Manager. The Manager provided the Independent Trustees with information concerning the New Funds' objectives and strategies, proposed fee structures and estimated operating expenses, and information provided by Morningstar, Inc. and Lipper Inc. concerning fees paid to investment managers of funds with similar objectives to the New Funds. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, including additional information about the performance of certain Funds, and additional information about the proposed management of two of New Funds, the Real Asset Fund and the Global Growth Fund, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Board of Trustees on June 3, 2004.

At the meeting of the Board of Trustees on June 3, 2004, following the Manager's presentation of additional information regarding certain of the Funds, including the Fund, and the issues identified by the Independent Trustees, as requested by the Independent Trustees, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts of the existing Funds and approve the management contracts for the New Funds. The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of nearly all the Funds has been strong relative to their benchmarks and funds with comparable investment objectives and that the Manager had satisfactorily responded to the Independent Trustees' questions regarding the few Funds whose relative performance was not as strong.

The Independent Trustees' decision to recommend the approval of the management contracts for the New Funds to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that GEAF and USEAF would not bear an advisory fee and that the Manager had agreed to reimburse certain of their direct expenses. The Independent Trustees also noted that the expense ratios of the New Funds compared very favorably to those of other funds for which information had been provided. Second, based on their consideration, as applicable, of the same information and factors considered in connection with the annual contract renewals of the existing Funds, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the New Funds would be very high. The Independent Trustees stated that they will consider the New Funds' performance and the Manager's profitability with respect to the New Funds when the management contracts are presented to them for renewal.

Based on the foregoing and the recommendation of the Independent Trustees, the Trustees concluded (i) that the scope and quality of the Manager's services would be or was sufficient, in light of the existing Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager and (ii) that the fees to be paid the Manager under the advisory agreements would be or were fair and reasonable, given the scope and quality of the services rendered by the Manager.

Trustee Fund Ownership

The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Fund and in all Funds of the Trust as of December 31, 2003.

                                                                        AGGREGATE DOLLAR RANGE OF SHARES
                                                                             DIRECTLY OWNED IN ALL
                                         DOLLAR RANGE OF SHARES           FUNDS OF THE TRUST (WHETHER
                                       DIRECTLY OWNED IN THE FUND          OR NOT OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER               OFFERED HEREUNDER                  OVERSEEN BY TRUSTEE
----------------------------           --------------------------       --------------------------------
NON-INTERESTED TRUSTEES
JAY O. LIGHT                                      None                                None

DONALD W. GLAZER
Emerging Markets Quality Fund                 over $100,000                      over $100,000

W. NICHOLAS THORNDIKE                             None                                None

The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2003, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                         AGGREGATE DOLLAR RANGE OF SHARES
                                                                              INDIRECTLY OWNED IN ALL
                                           DOLLAR RANGE OF SHARES           FUNDS OF THE TRUST (WHETHER
                                        INDIRECTLY OWNED IN THE FUND         OR NOT OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER                 OFFERED HEREUNDER                  OVERSEEN BY TRUSTEE
----------------------------           -----------------------------     ---------------------------------
NON-INTERESTED TRUSTEES
DONALD W. GLAZER                                   None.                            $1-$10,000

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by current non-interested trustees and their family members as of December 31, 2003 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                             NAME OF
  NAME OF NON-            OWNER(s) AND
   INTERESTED             RELATIONSHIP                             TITLE OF         VALUE OF
    TRUSTEE                TO TRUSTEE           COMPANY              CLASS         SECURITIES         % OF CLASS
----------------          -------------   --------------------    ------------     -----------        ----------
Jay O. Light                  N/A                  None               N/A              N/A                N/A

Donald W. Glazer              Self           GMO Tax-Managed        Limited         $ 412,023            0.64%
                                          Absolute Return Fund,   partnership
                                           a private investment     interest
                                            company managed by
                                              the Manager.(1)

                             NAME OF
NAME OF NON-              OWNER(s) AND
 INTERESTED               RELATIONSHIP                              TITLE OF         VALUE OF
  TRUSTEE                  TO TRUSTEE            COMPANY             CLASS          SECURITIES       % OF CLASS
------------              ------------    --------------------    -----------       ----------       ----------
                                            GMO Multi-Strategy      Limited         $ 400,000          0.07%
                                            Fund (Onshore), a     partnership
                                            private investment      interest
                                            company managed by
                                              the Manager.(1)

                                                GMO Brazil          Limited             $0             1.95%
                                            Sustainable Forest    partnership
                                           Fund, LP, a private      interest
                                            investment company
                                            managed by Renewable
                                            Resources LLC, and
                                             affiliate of the
                                               Manager.(2)

                                                GMO Brazil          Limited             $0             1.94%
                                            Sustainable Forest    partnership
                                          Fund 2, LP, a private     interest
                                            investment company
                                          managed by Renewable
                                           Resources LLC, and
                                             affiliate of the
                                                Manager.(2)

W. Nicholas Thorndike         N/A                None                 N/A              N/A              N/A

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) The Manager may be deemed to "control" this fund by virtue of its affiliations with and role as a managing member of Renewable Resources LLC.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of each of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

      Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Fund, the Trust, or any other series hereunder during the fiscal year ended February 29, 2004:

                                       AGGREGATE          PENSION OR RETIREMENT     ESTIMATED ANNUAL          TOTAL
                                      COMPENSATION      BENEFITS ACCRUED AS PART     BENEFITS UPON         COMPENSATION
NAME OF PERSON, POSITION             FROM THE FUND*         OF FUND EXPENSES           RETIREMENT         FROM THE TRUST
------------------------             --------------     ------------------------    -----------------     --------------
Jay O. Light, Trustee                     $701                     N/A                     N/A               $120,230
Donald W. Glazer, Esq.,                   $700                     N/A                     N/A               $124,000
Trustee

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

As of September 10, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Fund," under a separate Management Contract (the "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses incurred through at least June 30, 2005.

The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Management Fee for the Fund is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the Management Contract, the Fund has paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:

                                                 Gross         Reduction           Net
                                              -----------      ---------       -----------
EMERGING MARKETS QUALITY FUND

Year ended 2/29/04                            $ 1,107,505      $  90,320       $ 1,017,185
Year ended 2/28/03                                924,981         72,393           852,588
Year ended 2/28/02                                806,840         85,894           720,946

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian on behalf of the Fund. As such, BBH holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, BBH receives and delivers the Fund's cash and securities in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, the Fund paid GMO the following amounts (after reimbursement by GMO) with respect to the last three fiscal years:

                                       March 1, 2001           March 1, 2002          March 1, 2003
                                          Through                 Through                Through
                                     February 28, 2002       February 28, 2003      February 29, 2004
                                     -----------------       -----------------      -----------------
Emerging Markets Quality Fund                  149,406                 171,293                205,094

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager receives such services from brokers who handle a substantial portion of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

The Trust paid, on behalf of the Fund, the following amounts in brokerage commissions with respect to the three most recent fiscal years:

                                         March 1, 2001            March 1, 2002             March 1, 2003
                                            Through                  Through                   Through
                                       February 28, 2002        February 28, 2003         February 29, 2004
                                       -----------------        -----------------         -----------------
Emerging Markets Quality Fund                    448,946                  384,701                   358,718

Differences in the amount of brokerage commissions paid by the Trust, on behalf of the Fund, with respect to the Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions (ii) management of cash flows into and out of the Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of the Fund, do not reflect material changes in such Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-four series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; International Core Plus Allocation Fund; Global Growth Fund; World Opportunity Overlay Fund; and Alternative Asset Opportunity Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On September 10, 2004 the following shareholders held greater than 25% of the outstanding shares of the Fund:

SHAREHOLDERS

The Northern Trust Company as Trustee
FBO Mayo Foundation A/C 26-07634
PO Box 92956
Chicago, IL 60675

Leland Stanford Junior University II- AA
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

As a result, such shareholders may be deemed to "control" the Fund as such term is defined in the 1940 Act.

As of September 10, 2004, less than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors about its clients including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.


                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the

Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Quality Fund as of September 10, 2004:

                 Name and Address                              % Ownership
--------------------------------------------------             -----------
The Northern Trust Company as Trustee                              31.6
FBO Mayo Foundation A/C 26-07634
PO Box 92956
Chicago, IL 60675

Leland Stanford Junior University II- AA                           25.7
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

The Northern Trust Company as Trustee                              23.3
FBO Mayo Foundation A/C 22-05192
PO Box 92956
Chicago, IL 60675

The Trustees of Columbia University in the City of
     New York- Dedicated Asia                                      10.8
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115

Fundo de Pensoes                                                    6.3
Avenida da Praia Grande 575-579
Edificio das Finanzas
17 Andar, Macau

                              FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended February 29, 2004 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following is a computation of the total offering price per share of the Fund. The computation is based upon the net asset values and shares of beneficial interest outstanding at the close of business on February 29, 2004.

Emerging Markets Quality Fund-Class III

   Net Assets at Value (Equivalent to $13.77 per share
based on 10,285,922 shares of beneficial interest outstanding)    $141,614,468

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix B

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

AAA -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix B

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.   STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.  REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.   DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is

Appendix C

            available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services,
Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the

Appendix C

applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either

Appendix C

(a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Appendix C

Effective: August 6, 2003

Appendix C

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

Appendix C

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Appendix C

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

Appendix C

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

      Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appendix C

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are

Appendix C

excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Appendix C

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Appendix C

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Appendix C

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    GMO TRUST

                             GMO Global Growth Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                    November 14, 2004 as revised May 5, 2005

This Statement of Additional Information is not a prospectus. It relates to the Prospectus of the GMO Global Growth Fund (the "Fund") dated November 14, 2004, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to the shareholders of the Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..............................................     2
FUND INVESTMENTS................................................................     2
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS......................................     2
USES OF DERIVATIVES.............................................................    21
INVESTMENT RESTRICTIONS.........................................................    25
DETERMINATION OF NET ASSET VALUE................................................    27
DISTRIBUTIONS...................................................................    27
TAXES...........................................................................    28
MANAGEMENT OF THE TRUST.........................................................    36
INVESTMENT ADVISORY AND OTHER SERVICES..........................................    48
PORTFOLIO TRANSACTIONS..........................................................    50
PROXY VOTING POLICIES AND PROCEDURES............................................    51
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES................................    51
MULTIPLE CLASSES................................................................    52
VOTING RIGHTS...................................................................    52
SHAREHOLDER AND TRUSTEE LIABILITY...............................................    53
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES............................    54
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS.....................................    55
APPENDIX A -- PROXY VOTING POLICIES AND PROCEDURES

      The GMO Global Growth Fund ( the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.

      Throughout this Statement of Additional Information, it is noted that the Fund will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Statement of Additional Information, the word "investments" includes both direct and indirect investments by the Fund. An example of an indirect investment is gaining exposure to the relevant asset type through investments in another Series of the Trust

                        INVESTMENT OBJECTIVE AND POLICIES

      The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                                FUND INVESTMENTS

      The following list indicates the types of investments which the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

   -  Domestic Equity Securities

   -  Convertible Securities

   -  Securities of Foreign Issuers

   -  Depository Receipts

   -  Futures and Options

   -  Swap Contracts

   -  Investment Companies

   -  Government Bonds (Long, Medium, Short)

   -  Foreign Currency Transactions

   -  Preferred Stock

   -  Convertible Securities

   -  Securities of Foreign Issuers (Traded on U.S. Exchanges)

   -  Illiquid Securities

   -  REITS

   -  Repurchase Agreements

   -  Cash and Other High Quality Investments

   -  Corporate Bonds (Long, Medium, Short)

   -  Warrants and Rights

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

      The following is a description of certain investment practices in which the Fund may engage and the risks associated with their use. Please refer to "Summary of Fund Objective,

Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage.

PORTFOLIO TURNOVER

      Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Fund. Following the close of the first fiscal year after the Fund's inception, the historical portfolio turnover rate for the Fund will be shown under the heading "Financial Highlights" in the Prospectus.

      Based on the Manager's assessment of market conditions, the Manager may trade the each Fund's investments more frequently at some times than at others, resulting in high portfolio turnover. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

NON-DIVERSIFIED PORTFOLIO

      As stated in the Prospectus, the Fund is a "non-diversified" fund under the Investment Company Act of 1940, as amended (the "1940 Act") and, as such, is not required to satisfy the "diversified" requirements under the 1940 Act, which require that at least 75% of the value of a fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purpose of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. As a non-diversified fund, the Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. The Fund must, however, meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

      GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market, and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in such countries or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Fund in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

SECURITIES LENDING. The Fund may make secured loans of portfolio securities. The Manager intends to limit the Fund's portfolio securities on loan at a given time to not more than 33 1/3% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously collateralized by cash or liquid securities at least equal at all times to the market value of the securities lent. Those loans also may be collateralized by shares of other investment companies. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that is expected to be only a portion of the earnings on the collateral. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees.

      The Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. The Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to such income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

      The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

      A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock, tending to increase as the market value of the underlying stock rises, and tending to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

      Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

      The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise of the warrant or right, a security of the issuer based on the conversion value of the security at the time of exercise. The Fund will normally use warrants and rights in a manner similar to its use of options on securities as described in "Futures and Options" below. The risks of the Fund's use of warrants and rights are generally similar to those relating to its use of options as described below in "Futures and Options." Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

      The Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty will be willing to repurchase the warrant when the Fund wishes to sell the security.

FUTURES AND OPTIONS

      The Fund may use futures and options for various purposes. See "Uses of Derivatives" below. The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect the Fund's performance.

      OPTIONS. The Fund (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

      WRITING OPTIONS. The Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

      The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if the Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

      If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

      The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

      RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

      An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

      The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Fund, the Manager, and other clients of the Manager may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

      The amount of risk the Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

      FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser, and, if negative, is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. The Fund will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

      The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government

Securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      INDEX FUTURES. The Fund may purchase futures contracts on various securities indexes ("Index Futures"). The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

      The Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

      Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.

      The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

      RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, the Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

      A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

      The Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of a currency in which the securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

      The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate, and stock price movements within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or such rates move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by a Fund, the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      In the case of futures and options on futures, the Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

      Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, the Fund will generally have contractual remedies against such counterparty; however, there is no assurance that the Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, the Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

      If the Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

      The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

      The Fund may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures, and related options.

      SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

      INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

      EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

      If the Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If the Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

      Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

      INTEREST RATE CAPS, FLOORS, AND COLLARS. The Fund may use interest rate caps, floors, and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors, and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Fund's use of interest rate caps, floors, and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

      TOTAL RETURN SWAPS. The Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

      RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty. Also, if the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options, and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher (by Standard & Poor's or by Moody's Investors Service, Inc. ("Moody's") or if the counterparty had comparable credit, as determined by the Manager) at the time of entering into such transactions. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. The credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars, and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

      ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. The Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

      Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

      The Fund may buy or sell foreign currencies, or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

      Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. The Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

      Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers.

      Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

      Because interest rates vary, the future income of the Fund as a result of its investments in such securities cannot be predicted. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

      The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States Government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, the Fund may seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

      U.S. Government Securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies, or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-chartered or-sponsored enterprises are neither guaranteed nor insured by the U.S. Government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

      Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

      Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, when the Fund holds U.S. Government Securities or Foreign Government Securities, the value of an investment in the Fund may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

      In addition to investing directly in U.S. Government Securities and Foreign Government Securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which the Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to the Fund's investment in REITs.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements, and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

      Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

      For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

      PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

      While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

      At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      The Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the Fund will bear a pro rata portion of the other investment company's fees and expenses.

      ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is derived from and based upon the securities held by that investment company or UIT. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the net asset value of a basket of stocks. Certain ETFs have obtained an exemptive order from the Securities and Exchange Commission that allows mutual funds, like the Fund, to invest in them in excess of the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, subject to various conditions and undertakings.

      In addition, the Fund may invest in private investment funds, vehicles or structures. The Fund may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

      DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Fund uses derivatives. The information below is designed to supplement the information included in the Prospectus.

      FUNCTION OF DERIVATIVES IN THE FUND. The Fund uses financial derivatives to implement investment decisions. The types of derivatives employed may include futures, swaps, options, and forward contracts. These instruments may be exchange-traded or over-the-counter products. To a significant extent, specific market conditions influence the choice of derivative strategies for the Fund.

      DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in the Fund, although derivative positions may comprise a significant portion of the total assets.

      COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by the Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce the Fund's exposure to such counterparty.

                         USE OF DERIVATIVES BY THE FUND

Types of Derivatives Used by the Fund (other than foreign currency derivative transactions)

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities

- Short equity swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

-     Warrants and Rights

Uses of Derivatives by Fund (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: The Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If the Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if the Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

The Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, the Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. The Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

      When long futures contracts and long equity swaps are used for investment, the Fund will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of the Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

      The Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

      For example, if the Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the Fund

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fund

Hedging

Traditional Hedging: The Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. The Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies.

Anticipatory Hedging: When the Fund enters into a contract for the purchase, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

      Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

      The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

      The following are Fundamental Investment Restrictions, which may not be changed without shareholder approval:

      1. The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

            Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

      2. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      3. The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      4. The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.

      5. The Fund may not concentrate more than 25% of the value of its total assets in any one industry.

      6. The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

      7. The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

      The following are Non-Fundamental Investment Restrictions, which may be changed by the Trustees without shareholder approval:

      1. The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

      2. The Fund may not make an investment for the purpose of gaining control of a company's management.

      3. The Fund may not invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

            Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

            For so long as the SEC maintains the position that most swap contracts, reverse equity swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

      Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Private Placement Memorandum will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund may be changed by the Trust's Trustees without the approval of shareholders.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the Fund will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

      The Prospectus describes the distribution policies of the Fund under the heading "Distributions." The Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held by the Fund for 12 months or less). The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
(c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, described below).

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction. The Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or
(2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

Direct investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, or is removed as provided in the governing documents of the Trust. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                              NUMBER OF
    NAME, DATE OF BIRTH, AND                                                                PORTFOLIOS IN
        POSITION(s) HELD                LENGTH OF            PRINCIPAL OCCUPATION(s)        FUND COMPLEX             OTHER
         WITH THE TRUST                TIME SERVED             DURING PAST 5 YEARS            OVERSEEN         DIRECTORSHIPS HELD
---------------------------------  -------------------    ------------------------------    -------------   ------------------------
NON-INTERESTED TRUSTEES
Donald W. Glazer, Esq.             Chairman of the        Consultant--Business and Law(1);        44        None
Chairman of the Board of Trustees  Board of Trustees      Vice Chair (since 2002) and
DOB: 07/26/1944                    since March 2005;      Secretary, Provant, Inc.;
                                   Lead Independent       Author of Legal Treatises.
                                   Trustee (September
                                   2004- March 2005);
                                   Trustee since
                                   December 2000

Jay O. Light                       Since                  Professor of Business                   44        Director of Harvard
Trustee                            May, 1996              Administration and Senior                         Management Company, Inc.
DOB: 10/03/1941                                           Associate Dean, Harvard                           and Verde, Inc.;
                                                          University                                        Director of Partners
                                                                                                            System, Inc. and
                                                                                                            Chair of its Investment
                                                                                                            Committee.

---------------------------
(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar year ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were estimated to be approximately $373,499.47.

W. Nicholas Thorndike              Since March 2005       Director or trustee of various          44        Director of Courier
DOB: 03/28/1933                                           corporations and charitable                       Corporation (a book
                                                          organizations, including                          publisher and
                                                          Courier Corporation (a book                       manufacturer); Member
                                                          publisher and manufacturer)                       of the Investment
                                                          (July 1989- present); Putnam                      Committee of Partners
                                                          Funds (December 1992- June                        HealthCare System, Inc.
                                                          2004); and Providence Journals
                                                          (a newspaper publisher)
                                                          (December 1986- December 2003).

OFFICERS

                                    POSITION(s) HELD                 LENGTH                      PRINCIPAL OCCUPATION(s)
NAME AND DATE OF BIRTH               WITH THE TRUST              OF TIME SERVED                    DURING PAST 5 YEARS
----------------------             -------------------    -----------------------------     --------------------------------
Scott Eston                        President and Chief    President and Chief Executive     Chief Financial Officer, Chief
DOB: 01/20/1956                    Executive Officer      Officer since October, 2002;      Operating Officer (2000-present)
                                                          Vice President from August,       and Member, Grantham, Mayo, Van
                                                          1998 - October, 2002              Otterloo & Co. LLC.

                                    POSITION(s)
                                   HELD WITH THE           LENGTH               PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH                 TRUST           OF TIME SERVED             DURING PAST 5 YEARS
----------------------             -------------    ---------------------  ---------------------------------
Susan Randall Harbert              Chief            Chief Financial        Member, Grantham, Mayo, Van
DOB: 04/25/1957                    Financial        Officer since          Otterloo & Co. LLC.
                                   Officer and      February, 2000;
                                   Treasurer        Treasurer since
                                                    February, 1998

Brent C. Arvidson                  Assistant        Since August, 1998     Senior Fund Administrator,
DOB: 06/26/1969                    Treasurer                               Grantham, Mayo, Van Otterloo &
                                                                           Co. LLC.

Sheppard N. Burnett                Assistant        Since September, 2004  Vice President, Director of Tax,
DOB: 10/24/1968                    Treasurer                               Columbia Management Group
                                                                           (2002-2004) and Senior Tax
                                                                           Manager (2000-2002) and Tax
                                                                           Manager (1999-2000),
                                                                           PricewaterhouseCoopers LLP.

Michael E. Gillespie               Chief            Since March 2005.      Vice President of Compliance
DOB: 02/18/1958                    Compliance                              (June 2004- February 2005) and
                                   Officer                                 Director of Domestic Compliance
                                                                           (March 2002- June 2004), Fidelity
                                                                           Investments; Vice President and
                                                                           Senior Counsel, State Street Bank
                                                                           and Trust Company (May 1998-
                                                                           March 2002)

David Bohan                        Vice             Since March 2005.      Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964                    President,                              Van Otterloo & Co. LLC (September
                                   Secretary and                           2003- present); Attorney, Goodwin
                                   Clerk                                   Procter LLP (September 1996-
                                                                           September 2003).

                                     POSITION(S)
                                   HELD WITH THE           LENGTH               PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH                 TRUST           OF TIME SERVED            DURING PAST 5 YEARS
----------------------             --------------   ---------------------  --------------------------------
Julie L. Perniola                  Vice President   Vice President,        Anti-Money Laundering Reporting
DOB: 10/07/1970                                     February,              Officer (February 2003- December
                                                    2003-present;          2004) and Chief Compliance
                                                    Anti-Money             Officer (April 1995-present),
                                                    Laundering             Grantham, Mayo, Van Otterloo &
                                                    Compliance Officer,    Co. LLC.
                                                    February
                                                    2003-December 2004.

Cheryl Wakeham                     Vice President   Since December 2004.   Manager, Client Service
DOB: 10/29/1958                    and Anti-Money                          Administration, Grantham, Mayo,
                                   Laundering                              Van Otterloo & Co. LLC (February
                                   Officer                                 1999--present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 29, 2004, the Independent Trustees/Audit Committee held eight meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 29, 2004, the Pricing Committee held six meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee," the Pricing Committee was renamed the "Investment/Pricing Committee" and the Board formed a third standing committee, the "Governance Committee." The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Funds. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Investment/Pricing Committee oversees the investment activities of the Funds and the valuation of the Funds' securities and other assets, and, to the extent required by the Trust's Pricing Policies, determines the fair value of the Funds' securities or other assets. Mr. Light and Mr. Thorndike are members of the Investment/Pricing Committee, and Mr. Glazer is an alternate member of the Investment/Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including the selection and nomination of candidates to serve as independent trustees of the Trust. Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders wishing to make recommendations for nominees to the Board of Trustees may direct communications to the Trustees as a whole or to specified individual Trustees by submitting such communications to the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

In determining to approve the investment management agreements of new funds of the Trust (the "New Funds"), including the Fund, or the annual extension of the investment management agreements of existing funds of the Trust (the "existing Funds"), as applicable, the Trustees considered a number of factors common to the Funds of the Trust (the New Funds and the existing Funds, the "Funds). To this end, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under the agreements. See "Management of the Fund" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention to be devoted or devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted or devoted by the Manager to the Funds is appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied or applied by the Manager in managing the Funds. See "Summary of Fund Objective, Principal Investment Strategies, and Principal Risks" in the Prospectus. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees concluded that the Manager's investment process, research capabilities, and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided or provided by the Manager to the Funds under the investment advisory and service agreements. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided or provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the Manager's and the Funds' proxy voting policies and procedures (see "Proxy Voting Policies and Procedures" below and Appendix A hereto), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services to be provided or provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers. See "Summary of Fund Objective, Principal Investment Strategies, and Principal Risks" in the Prospectus.

The Trustees also considered information relating to each existing Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus), information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. In evaluating the Funds' advisory fees the Trustees also took into account the sophistication of the investment techniques used to manage the Funds.

In addition, the Independent Trustees met May 24, 2004 with their independent legal counsel to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. Also at that meeting, the Independent Trustees considered the Manager's proposal to establish four new series of the Trust, the Fund, GMO Real Asset Fund ("Real Asset Fund"), GMO Global Equity Allocation Fund ("GEAF"), and GMO U.S. Equity Allocation Fund ("USEAF"), and proposed new management contracts between the Trust, on behalf of the New Funds, and the Manager. The Manager provided the Independent Trustees with information concerning the New Funds' objectives and strategies, proposed fee structures and estimated operating expenses, and information prepared by Morningstar, Inc. and Lipper Inc. concerning fees paid to investment managers of funds with similar objectives to the New Funds. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, including additional information about the performance of certain Funds, and additional information about the proposed management of the Fund and the Real Asset Fund, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Board of Trustees on June 3, 2004.

At the meeting of the Board of Trustees on June 3, 2004, following the Manager's presentation of additional information regarding certain of the Funds, including the Fund, and the issues identified by the Independent Trustees, as requested by the Independent Trustees, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts of the existing Funds and approve the management contracts for the New Funds. The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of nearly all the Funds has been strong relative to their benchmarks and funds with comparable investment objectives and that the Manager had satisfactorily responded to the Independent Trustees' questions regarding the few Funds whose relative performance was not as strong.

The Independent Trustees' decision to recommend the approval of the management contracts for the New Funds (including the Fund) to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that GEAF and USEAF would not bear an advisory fee and that the Manager had agreed to reimburse certain of their direct expenses. The Independent Trustees also noted that the expense ratios of the New Funds compared very favorably to those of other funds for which information had been provided. Second, based on their consideration, as applicable, of the same information and factors considered in connection with the annual contract renewals of the existing Funds, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the New Funds would be very high. The Independent Trustees stated that they will consider the New Funds' performance and the Manager's profitability with respect to the New Funds when the management contracts are presented to them for renewal.

Based on the foregoing and the recommendation of the Independent Trustees, the Trustees concluded (i) that the scope and quality of the Manager's services would be or was sufficient, in light of the existing Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager and (ii) that the fees to be paid the Manager under the advisory agreements would be or were fair and reasonable, given the scope and quality of the services to be rendered by the Manager.

Trustee Fund Ownership

The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Fund and in all Funds of the Trust as of December 31, 2003.

                                                            AGGREGATE DOLLAR RANGE OF SHARES
                                                                 DIRECTLY OWNED IN ALL
                             DOLLAR RANGE OF SHARES           FUNDS OF THE TRUST (WHETHER
                              DIRECTLY OWNED IN THE            OR NOT OFFERED HEREUNDER)
         NAME                FUND OFFERED HEREUNDER*              OVERSEEN BY TRUSTEE
-----------------------      -----------------------        --------------------------------
NON-INTERESTED TRUSTEES               None                                None
JAY O. LIGHT
DONALD W. GLAZER                      None                           over $100,000

W. NICHOLAS THORNDIKE                 None                                None

* As of December 31, 2003, the Fund had not commenced operations and, therefore, had not offered any shares for sale.

The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2003, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                            AGGREGATE DOLLAR RANGE OF SHARES
                                                                INDIRECTLY OWNED IN ALL
                             DOLLAR RANGE OF SHARES           FUNDS OF THE TRUST (WHETHER
                               INDIRECTLY OWNED IN             OR NOT OFFERED HEREUNDER)
         NAME                FUND OFFERED HEREUNDER*              OVERSEEN BY TRUSTEE
-----------------------      -----------------------        --------------------------------
NON-INTERESTED TRUSTEES
DONALD W. GLAZER                      None                             $1-$10,000

* As of December 31, 2003, the Fund had not commenced operations and, therefore, had not offered any shares for sale.

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter None.

Non-Interested Trustee Ownership of Related Companies The following table sets forth information about securities owned by current non-interested trustees and their family members as of December 31, 2003 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Fund's principal underwriter.

                            NAME OF
                         OWNER(S) AND
       NAME OF           RELATIONSHIP                            TITLE OF
NON-INTERESTED TRUSTEE    TO TRUSTEE           COMPANY             CLASS      VALUE OF SECURITIES      % OF CLASS
----------------------   ------------    -------------------    -----------   -------------------      ----------
Jay O. Light                  N/A                None               N/A               N/A                 N/A

Donald W. Glazer             Self          GMO Tax-Managed        Limited          $ 412,023             0.64%
                                           Absolute Return      partnership
                                           Fund, a private       interest
                                          investment company
                                            managed by the
                                              Manager.(1)

                            NAME OF
                         OWNER(s) AND
       NAME OF           RELATIONSHIP                            TITLE OF
NON-INTERESTED TRUSTEE    TO TRUSTEE           COMPANY             CLASS      VALUE OF SECURITIES      % OF CLASS
----------------------   ------------    -------------------    -----------   -------------------      ----------
                                          GMO Multi-Strategy      Limited          $ 400,000              0.07%
                                          Fund (Onshore), a     partnership
                                          private investment     interest
                                          company managed by
                                            the Manager.(1)

                                              GMO Brazil          Limited          $       0              1.95%
                                          Sustainable Forest    partnership
                                         Fund, LP, a private     interest
                                          investment company
                                              managed by
                                         Renewable Resources
                                          LLC, an affiliate
                                           of the Manager.(2)

                                              GMO Brazil          Limited          $       0              1.94%
                                          Sustainable Forest    partnership
                                            Fund 2, LP, a        interest
                                          private investment
                                          company managed by
                                         Renewable Resources
                                          LLC, an affiliate
                                           of the Manager.(2)
W. Nicholas Thorndike         N/A                None               N/A               N/A                  N/A

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) The Manager may be deemed to "control" this fund by virtue of its affiliations with and role as a managing member of Renewable Resources LLC.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of each of the Trust's standing committees and Chairman of the Board of Trustees receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Fund, the Trust or any other series hereunder during the fiscal year ended February 29, 2004:

                                       AGGREGATE          PENSION OR RETIREMENT     ESTIMATED ANNUAL
                                      COMPENSATION      BENEFITS ACCRUED AS PART     BENEFITS UPON      TOTAL COMPENSATION
NAME OF PERSON, POSITION             FROM THE FUND*         OF FUND EXPENSES           RETIREMENT         FROM THE TRUST
------------------------             --------------     ------------------------    ----------------    ------------------
Jay O. Light, Trustee                     N/A                      N/A                     N/A               $120,230
Donald W. Glazer,                         N/A                      N/A                     N/A               $124,000
Esq. Trustee

* As of February 29, 2004, the Fund had not commenced operations and, therefore, had not paid any compensation.

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

As of August 30, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Fund" under a separate Management Contract (the "Management Contract") between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses incurred through at least June 30, 2005.

The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Fund's Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. The Fund pays to the Manager a Management Fee at the annual rate of 0.47% of the Fund's average daily net assets. Because the Fund has not yet completed its initial fiscal year as of the date of this Statement of Additional Information, no information relating to the dollar amount of the Management Fees paid to the Manager is included herein.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian on behalf of the Fund. As such, BBH holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, BBH receives and delivers the Fund's cash and securities in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, the Class III and IV Shares of the Fund each pay the Manager a Shareholder Service Fee in exchange for shareholder services rendered by the Manager. The Class III and IV Shares of the Fund pays the Manager a Shareholder Service Fee of 0.15% and 0.105% respectively, of the Fund's average daily net assets attributable to the relevant class of shares of the Fund. Because the Fund has not yet completed its initial fiscal year as of the date of this Statement of Additional Information, no information relating to dollar amounts paid to GMO pursuant to the terms of the Servicing Agreement is included herein.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager receives such services from brokers who handle a substantial portion of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund and other funds of the Trust.

Because the Fund has not yet completed its initial fiscal year as of the date of this Statement of Additional Information no information relating to the dollar amount of brokerage commissions paid by the Trust, on behalf of the Fund, is included here in.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix A.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-four series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund;

and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

As of August 30, 2004,the following shareholder held greater than 25% of the outstanding shares of the Fund: GMO Global Growth Trust, Mr. Peter Manley, Level 7, 2 Bulletin Place, Sydney, NSW, Australia. As a result, such shareholder may be deemed to "control" the Fund as such term is defined in the 1940 Act.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors about its clients including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the

Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES.

As of August 30, 2004, the following shareholder owned beneficially 5% or more of the outstanding shares of the Fund:

   Name and Address                  % Ownership
-----------------------              -----------
GMO Global Growth Trust                  100%
Mr. Peter Manley
Level 7
2 Bulletin Place
Sydney, NSW
Australia 2000

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

      Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

      STANDARD & POOR'S. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      MOODY'S. The following is a summary of the ratings used by Moody's, Inc. for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix A

                                    GMO TRUST
                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.   STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.  REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.   DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix A

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies

Appendix A

and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

Appendix A

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix A

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Appendix A

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting

Appendix A

policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Appendix A

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

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Appendix A

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                      A-9
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Appendix A

              Concise Summary of ISS Global Proxy Voting Guidelines

      Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Appendix A

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

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Appendix A

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

                                      A-12
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Appendix A

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

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Appendix A

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

                                      A-14
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Appendix A

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                      A-15